As filed with the Securities and Exchange Commission on May 24, 2024
Securities Act File No. 333-278170

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 ☒
☒ Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.

OFS CAPITAL CORPORATION
(Exact name of Registrant as specified in charter)

10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (847) 734-2000
Bilal Rashid
10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)

 COPIES TO:
Cynthia M. Krus
Dwaune L. Dupree
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.
☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:_____.
☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to Section 8(c) of the Securities Act.
Check each box that appropriately characterizes the Registrant:
☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED May 24, 2024
Prospectus
$200,000,000
OFS CAPITAL
CORPORATION
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
    We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments.
    We may offer, from time to time, in one or more offerings or series, up to $200.0 million in shares of our common stock, par value $0.01 per share, preferred stock, par value $0.01 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights to purchase shares of our common stock or debt securities which we refer to, collectively, as the “securities.” We may sell our securities directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
    The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of shares of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this Prospectus.
    Substantially all of the debt securities in which we invest are rated below investment grade or would be rated below investment grade if rated, which are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain floating interest rate provisions that may make it more difficult for the borrowers to make interest payments on our debt investments during periods of elevated interest and inflation rates. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.
    Our common stock is traded on The Nasdaq Global Select Market under the symbol “OFS”. On May 20, 2024, the last reported sales price on The Nasdaq Global Select Market for our common stock was $9.59 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2024 was $11.08.
As of May 20, 2024, the aggregate market value of our common stock held by non-affiliates, or the public float, was approximately $99.5 million, which was calculated based on 10,375,895 shares of common stock held by non-affiliates and on a price per share of $9.59, the closing price of our common stock on May 20, 2024.
    This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge, and stockholder inquiries may be made, by contacting Investor Relations of OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, or by calling us at (847) 734-2000 or on our website at www.ofscapital.com. The Securities and Exchange Commission, or the SEC, maintains a website at www.sec.gov where such information is available without charge. We make our website content available for informational purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference into this Prospectus.
    Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” on page 15 and included in, and incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.
    Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
    This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
Prospectus dated , 2024

OFS®, OFS Capital®, OFS Credit® and HPCI® are registered trademarks of Orchard First Source Asset Management, LLC. OFS Capital Management™ is a trademark of Orchard First Source Asset Management, LLC. All other trademarks or trade names referred to in this Prospectus are the property of their respective owners.
i

ABOUT THIS PROSPECTUS
    This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, we may offer, from time to time, in one or more offerings, up to $200.0 million of common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus.
    This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with the additional information described in the section titled “Available Information.”
    This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.
    This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”
    You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus or any prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates.
ii

PROSPECTUS SUMMARY
    This summary highlights some of the information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part.
    Throughout this prospectus, we refer to OFS Capital Corporation and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” and OFS Capital Services, LLC as “OFS Services”.
Defined Terms
We have used “we,” “us,” “our,” “our company,” and “the Company” to refer to OFS Capital Corporation in this prospectus. We also have used several other terms in this report, which are explained or defined below:

Term	Explanation or Definition
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	Administration Agreement between the Company and OFS Services dated November 7, 2012
Advisers Act	Investment Advisers Act of 1940, as amended
Affiliated Account	An account, other than the Company, managed by OFS Advisor or an affiliate of OFS Advisor
Affiliated Fund	Certain other funds, including other BDCs and registered investment companies managed by OFS Advisor or by registered investment advisers controlling, controlled by, or under common control with, OFS Advisor
Annual Distribution Requirement	For purposes of maintaining our status as a RIC, the requirement to distribute to our stockholders, for each taxable year, at least the sum of (i) 90% of our ICTI and (ii) 90% of our net tax-exempt interest income
ASC	Accounting Standards Codification, as issued by the FASB
ASC Topic 820	ASC Topic 820, Fair Value Measurements and Disclosures
BDC	Business Development Company under the 1940 Act
BNP Facility	A secured revolving credit facility, as amended, that provides for borrowings in an aggregate principal amount up to $150,000,000 issued pursuant to a Revolving Credit and Security Agreement, as amended, by and among OFSCC-FS, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, OFSCC-FS Holdings, LLC, a wholly owned subsidiary of the Company, as equityholder, the Company, as servicer, Citibank, N.A., as collateral agent and Virtus Group, LP, as collateral administrator
Board	The Company’s board of directors
Banc of California Credit Facility	A senior secured revolving credit facility, as amended, with Banc of California (formerly known as Pacific Western Bank), as lender, that provides for borrowings to the Company in an aggregate principal amount up to $25,000,000
CLO	Collateralized loan obligation
Code	Internal Revenue Code of 1986, as amended
Company	OFS Capital Corporation and its consolidated subsidiaries
EBITDA	Earnings before interest, taxes, depreciation and amortization
Exchange Act	Securities Exchange Act of 1934, as amended
FASB	Financial Accounting Standards Board
GAAP	Accounting principles generally accepted in the United States
HPCI	Hancock Park Corporate Income, Inc., a Maryland corporation and non-traded BDC, for which OFS Advisor serves as investment adviser
ICTI	Investment company taxable income, which is generally net ordinary income plus net short-term capital gains in excess of net long-term capital losses
Investment Advisory Agreement	Investment Advisory and Management Agreement between the Company and OFS Advisor dated November 7, 2012
LIBOR	London Interbank Offered Rate

Term	Explanation or Definition
NAV	Net asset value. NAV is calculated as consolidated total assets less consolidated total liabilities and can be expressed in the aggregate or on a per share basis
OCCI	OFS Credit Company, Inc., a Delaware corporation and a non-diversified, closed-end management investment company, for which OFS Advisor serves as investment adviser
OFS	The collective activities and operations of OFSAM Holdings, its direct and indirect subsidiaries, and certain affiliates
OFS Advisor	OFS Capital Management, LLC, a wholly owned subsidiary of OFSAM and registered investment advisor under the Advisers Act, focusing primarily on investments in middle-market loans and broadly syndicated loans, debt and equity positions in CLOs and other structured credit investments
OFSC	Orchard First Source Capital, Inc., a wholly owned subsidiary of OFSAM
OFS Services	OFS Capital Services, LLC, a wholly owned subsidiary of OFSAM and affiliate of OFS Advisor
OFSAM	Orchard First Source Asset Management, LLC, a subsidiary of OFSAM Holdings and a full-service provider of capital and leveraged finance solutions to U.S. corporations
OFSAM Holdings	Orchard First Source Asset Management Holdings, LLC, a holding company consisting of asset management businesses, including OFS Advisor, a registered investment adviser focusing primarily on investments in middle-market loans and broadly syndicated loans, debt and equity positions in CLOs and other structured credit investments and OFS CLO Management, LLC and OFS CLO II Management, LLC, each a registered investment adviser focusing primarily on investments in broadly syndicated loans
OFSCC-FS	OFSCC-FS, LLC, an indirect wholly owned subsidiary of the Company
OFSCC-FS Assets	Assets held by the Company through OFSCC-FS
OID	Original issue discount
Order	An exemptive relief order from the SEC to permit us to co-invest in portfolio companies with certain Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions
PIK	Payment-in-kind, non-cash interest or dividends payable as an addition to the loan or equity security producing the income
RIC	An entity that is treated as a “regulated investment company” for U.S. federal income tax purposes
SBA	United States Small Business Administration
SBIC	A fund licensed under the SBA Small Business Investment Company Program
SBIC Acquisition	The Company’s acquisition of the remaining ownership interests in SBIC I LP and OFS SBIC I GP, LLC on December 4, 2013
SBIC I LP	OFS SBIC I, LP, a wholly owned SBIC subsidiary of the Company
SEC	United States Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
SOFR	Secured Overnight Financing Rate
Staffing Agreement	Staffing and Corporate Services Agreement between OFS Services and OFSC dated November 7, 2012
Structured Finance Securities	CLO mezzanine debt, CLO subordinated notes and CLO loan accumulation facility securities
Unsecured Notes	The Unsecured Notes Due September 2023, the Unsecured Notes Due April 2025, the Unsecured Notes Due October 2025, the Unsecured Notes Due October 2026, the Unsecured Notes Due February 2026 and the Unsecured Notes Due October 2028
Unsecured Notes Due April 2025	The Company’s $50.0 million aggregate principal amount of 6.375% notes due April 30, 2025, which were redeemed on March 12, 2021
Unsecured Notes Due February 2026	The Company’s $125.0 million aggregate principal amount of 4.75% notes due February 10, 2026
Unsecured Notes Due October 2025	The Company’s $48.5 million aggregate principal amount of 6.5% notes due October 30, 2025, which were redeemed on March 12, 2021
Unsecured Notes Due October 2026	The Company's $54.3 million aggregate principal amount of 5.95% notes due October 31, 2026, which were redeemed on November 22, 2021

Term	Explanation or Definition
Unsecured Notes Due October 2028	The Company’s $55.0 million aggregate principal amount of 4.95% notes due October 31, 2028
Unsecured Notes Due September 2023	The Company’s $25.0 million aggregate principal amount of 6.25% notes due September 30, 2023, which were redeemed on November 1, 2021

OFS Capital Corporation
    We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act, which imposes certain investment restrictions on our portfolio. We were formed as a Delaware corporation on November 7, 2011. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy is to maintain a credit investment portfolio focused primarily on middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual EBITDA between $5 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “Item 1. Business—General—Investment Criteria/Guidelines” in our most recent Annual Report on Form 10-K. None of our investment policies are fundamental and may be changed without stockholder approval.
As of December 31, 2023, we had loans to 44 portfolio companies, of which 81% were first lien debt investments and 19% were second lien debt investments, at fair value. We also held equity investments in 15 portfolio companies and 21 investments in Structured Finance Securities.
Our investment strategy focuses primarily on investments in middle-market companies in the United States, including investments in senior secured loans, which are comprised of first lien, second lien and unitranche loans, as well as investments in subordinated loans and, to a lesser extent, common stock, preferred stock and other equity securities. Our investments may be directly originated or may be purchased on a secondary basis in the U.S. leveraged loan market for Broadly Syndicated Loans (as defined below). As a BDC, we must not acquire any assets other than “qualifying assets” as specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States. Conversely, we may invest up to 30% of our portfolio in opportunistic investments not otherwise eligible under BDC regulations. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt or equity of middle-market portfolio companies located outside of the United States, and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. We will not invest more than 15% of our assets in investment funds that rely on Sections 3(c)(1) and/or 3(c)(7) for exemption from the 1940 Act. We have made, and may continue to make, opportunistic investments in Structured Finance Securities and other non-qualifying assets (discussed below), consistent with our investment strategy. As of December 31, 2023, approximately 81% of our investments were qualifying assets.
We execute on our investment strategy, in part, through OFSCC-FS, which established the BNP Facility on June 20, 2019, to provide borrowings of up to $150.0 million. On June 24, 2022, we amended the BNP Facility to, among other things: (i) extend the reinvestment period for three years from June 20, 2022 to June 20, 2025; and (ii) extend the maturity date from June 20, 2024 to June 20, 2027. On a stand-alone basis, OFSCC-FS held approximately $158.3 million and $173.7 million in assets as of December 31, 2023 and 2022, respectively, which accounted for approximately 34% and 33% of our consolidated total assets, respectively.
We also execute our investment strategy, in part, by investing in Structured Finance Securities. We believe OFS Advisor is uniquely positioned, given its expertise in structured credit and managing CLOs, to make opportunistic investments in Structured Finance Securities, through which we target attractive risk-adjusted returns. During the years ended December 31, 2023 and 2022, we purchased $7.6 million and $43.2 million of Structured Finance Securities, respectively.
We historically executed our investment strategy, in part, through SBIC I LP, a licensee under the SBA’s SBIC program. On March 1, 2024, SBIC I LP fully repaid its outstanding SBA debentures totaling $31.9 million and, on April 17, 2024, surrendered its license to operate as a SBIC.
We execute our investment strategy through additional wholly owned subsidiaries and may form additional wholly owned subsidiaries in the future. The term “subsidiary” includes entities that primarily engage in investment activities in securities or other assets and are wholly owned by us. We comply with the provisions of Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with our subsidiaries. Our subsidiaries comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and custody. U.S. Bank Trust Company, National Association serves as our custodian and the custodian of our wholly owned subsidiaries, with the exception of OFSCC-FS, LLC, whose custodian is Virtus Group, LP. OFS Advisor complies with the provisions of Section 15 of the 1940 Act relating to investment advisory contracts as an investment adviser to our wholly owned subsidiaries, as these subsidiaries are wholly-owned by us and are governed under the Investment Advisory Agreement. We do not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets other than entities wholly owned by us.
    Our investment activities are managed by OFS Advisor and supervised by our Board, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the Investment Advisory Agreement, we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. OFS Advisor also serves as the investment adviser to other funds, including HPCI and OCCI. Additionally, OFS Advisor provides advisory and sub-advisory services to various funds, including: (i) CMFT Securities Investments, LLC, a wholly owned subsidiary of CIM Real Estate Finance Trust, Inc., a corporation that qualifies as a real estate investment trust, and (ii) CIM Real Assets & Credit Fund, an externally managed registered investment company under the 1940 Act that operates as an interval fund and invests primarily in a combination of real estate, credit and related investments. See “Item 1A. Risk Factors—Risks Related to OFS Advisor and its Affiliates—We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients” in our most recent Annual Report on Form 10-K.
We have also entered into an Administration Agreement with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our Board) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement. See “Item 1. Business—General—Management and Other Agreements—Administration Agreement” in our most recent Annual Report on Form 10-K.
A BDC is generally not permitted to incur indebtedness unless immediately after such borrowing it has an asset coverage ratio for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, Section 61(a)(2) of the 1940 Act permits BDCs to be subject to a minimum asset coverage ratio of 150%, if specific conditions are satisfied, when issuing senior securities (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets). As an approximation, prior to the enactment of certain amendments to the 1940 Act, the most that a BDC could borrow for investment purposes was $1 for every $1 of investor equity. Now, for those BDCs that satisfy the 1940 Act’s approval and disclosure requirements and become subject to the reduced asset coverage ratio, the BDC can borrow $2 for investment purposes for every $1 of investor equity.
On May 3, 2018, our Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, effective May 3, 2019, our minimum required asset coverage ratio decreased from 200% to 150%. At December 31, 2023, our asset coverage ratio was 160%. See “Item 1A. Risk Factors—Risks Related to our Business and Structure—Because we received the approval of our Board, we became subject to 150% asset coverage effective May 3, 2019” in our most recent Annual Report on Form 10-K.
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
    We generally cannot issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if: (1) our Board determines that such sale is in our best interests and the best interests of our stockholders; and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board, closely approximates the market value of such securities. On July 19, 2023, our stockholders approved a proposal to authorize us, with approval of our Board, to sell or otherwise issue shares of our common stock (during a twelve-month period) at a price below our then-current NAV per share in one or more offerings, subject to certain limitations (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).
We have elected to be treated, for U.S. federal income tax purposes, as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, meet the Annual Distribution Requirement, and certain source-of-income and asset diversification requirements. Pursuant to this election, we generally are not subject to U.S. federal income tax on any income we timely distribute to our stockholders as dividends.

Organizational Structure

Orchard First Source Asset Management Holdings, LLC (OFSAM Holdings)
Orchard First Source Asset Management, LLC (OFSAM)
Public Investors
78%
22%
100%
100%
100%
Administration Agreement
OFS Capital Services, LLC (OFS Services)
OFS Capital Management, LLC (OFS Advisor)
OFS First Source Capital, Inc. (OFSC)
OFS Capital Corporation Nasdaq: OFS (Company)
Investment Advisory Agreement
Staffing Agreement
Staffing Agreement
100%
100%
99%
100%
OFSCC–MB, Inc.
OFSCC–FS, Holdings, LLC
OFS SBIC I, LP (SBIC I LP)
1%
OFS SBIC I, GP LLC
100%
OFSCC–FS, LLC (OFSCC-FS)

About OFS and OFS Advisor
    OFS refers to the collective activities and operations of OFSAM Holdings, a holding company of asset management businesses and parent company to OFSAM, a full-service provider of capital and leveraged finance solutions to U.S. companies. As of December 31, 2023, OFS had 51 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
    Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. As our investment adviser, OFS Advisor allocates investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy. OFS Advisor is a registered investment adviser under the Advisers Act, and a wholly owned subsidiary of OFSAM.
    Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements—Investment Advisory Agreement” in this Prospectus. The base management fee is based on our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our Board is charged with protecting stockholders interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our Board is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
    OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s investment professionals. The senior management team of OFS, including Bilal Rashid and Jeffrey A. Cerny, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community and possess an average of over 25 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See “Portfolio Management” in this Prospectus for additional information regarding our portfolio managers.
Under a staffing agreement between OFSC and OFS Advisor, OFSC has agreed to provide OFS Advisor with the following services to enable OFS Advisor to undertake and perform its business activities as an investment adviser: (i) the provision of staff necessary to meet all staffing requirements, including making available experienced investment professionals and access to the senior investment personnel of OFSC and its affiliates; and (ii) the services of certain named members of the investment committee of OFS Advisor. Experienced investment professionals include investment professionals with reasonable industry experience who are responsible for making investment decisions, conducting research and analysis, and managing risks to achieve their clients’ financial goals. Roles and titles of such individuals include, but are not limited to, directors, associates and analysts who evaluate, structure, monitor and review investments of OFS Advisor and its clients, including the Company. Senior investment personnel include investment professionals that have developed a broad network of contacts within the investment community and that have an average of over 25 years of investing experience. Roles and titles of such individuals include president, chief executive officer, chief financial officer, senior managing director and managing director. To manage potential conflicts of interest that may arise as a result of the staffing agreement, OFS Advisor and its clients, including the Company, have jointly adopted a Code of Ethics that is designed to address potential conflicts of interest and establishes applicable policies, guidelines and procedures that promote ethical practices and conduct by all personnel of OFS Advisor and OFSC and prevent violations of applicable laws, including the Advisers Act and the 1940 Act. The staffing agreement also provides for: (i) the identification of investment opportunities for OFS Advisor and its clients, and its affiliates and structured finance vehicles; (ii) evaluation (investment and credit analysis), structuring, monitoring and review of investments of OFS Advisor and its clients, and its affiliates and structured finance vehicles, and the negotiation and closing of investment transactions on behalf of OFS Advisor and its clients, and its affiliates and structured finance vehicles; (iii) legal, compliance and accounting functions; (iv) all other functions and duties of OFS Advisor and its affiliates that are customarily performed by other companies in similar businesses to OFS Advisor and its affiliates; and (v) such other services as may be agreed to from time to time between OFS Advisor and OFSC.
Our Administrator
    We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our Board may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will directly pay the fees associated with such functions at cost without incremental profit to OFS Services.
Market Opportunity
    For information on the market opportunity for investment strategy, please see the section titled “Item 1. Business—Market Opportunity” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus in its entirety.
Conflicts of Interest
    BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases from, sales of assets to, or joint transactions with, such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases of assets from, sales of assets to, or joint transactions with, the BDC’s officers, directors, and employees, or advisor (and its control affiliates).
     BDCs may, however, invest alongside certain related parties or their respective other clients, in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting the BDC and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s advisor, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts.
Co-Investment with Affiliates
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On August 4, 2020, we received the Order from the SEC to permit us to co-invest in portfolio companies with Affiliated Funds subject to compliance with the Order. The Order superseded a previous order that we received on October 12, 2016 and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned; and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
In addition, we may file an application for an amendment to our existing Order to permit us to participate in follow-on investments in our existing portfolio companies with certain private funds that do not hold any investments in such existing portfolio companies. However, if filed, there is no guarantee that such application will be granted.
When we invest alongside Affiliated Accounts, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•the status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return profile of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with Affiliated Accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us. See “Related-Party Transactions and Certain Relationships” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting).
Conflicts Related to Portfolio Investments
     Conflicts may arise when we make an investment in conjunction with an investment being made by an Affiliated Account, or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
    We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that we make such investments, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
    In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
    If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and, if provided, each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
    The application of our or an Affiliated Account’s governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Legal Proceedings
    We, OFS Advisor and OFS Services, are not currently subject to any material pending legal proceedings threatened against us as of December 31, 2023. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.
General Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and our telephone number is (847) 734-2000. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.
Principal Risks
    Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. For a more detailed discussion of material risks you should carefully consider before deciding to invest in our securities, see the section titled “Risk Factors” in this prospectus, in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a special offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Item 1A. Risk Factors” included in our most recent Annual Report on Form 10-K, as well as any subsequent SEC filings. Risks involved in an investment in us include:
We are subject to risks related to our business and structure.
•Global economic, political and market conditions may adversely affect our business, our ability to access capital, and our results of operations and financial condition, including our revenue growth and profitability.
•Due to economic disruptions, we may not be able to increase our dividends and may reduce or defer our dividends and choose to incur U.S. federal excise tax in order to preserve cash and maintain flexibility.
•We are dependent upon the OFSC senior professionals for our future success and upon their access to the investment professionals and partners of OFSC and its affiliates.
•A significant amount of our portfolio investments are recorded at fair value and OFS Advisor, our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
•We may finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•Insufficient cash flows may increase our risk of default of our debt obligations, including under our Unsecured Notes and our BNP Facility.
•We will be subject to U.S. federal income tax at corporate rates if we are unable to maintain our tax treatment as a RIC.
•In the future, we may choose to pay distributions in our own stock and stockholders may be required to pay tax in excess of the cash they receive.
•Because we expect to distribute substantially all of our net ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
•Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our, and our portfolio companies’ business, results of operations or financial condition.
•Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.
We are subject to risks related to OFS Advisor and its Affiliates.
•We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.
•We have potential conflicts of interest related to the purchases and sales that OFS Advisor makes on our behalf and/or on behalf of Affiliated Accounts.
•The valuation process for certain of our portfolio holdings may create a conflict of interest.
•Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•Our incentive fee structure may create incentives for OFS Advisor that are not fully aligned with the interests of our stockholders.

•OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
•OFS Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
We are subject to risks related to our investments.
•Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.
•Any of our portfolio companies operating in the Health Care and Social Assistance industry are subject to extensive government regulation and certain other risks particular to that industry.
•Our investments in private and middle-market portfolio companies are generally considered lower credit quality obligations, are risky, and we could lose all or part of our investment.
•Our investments in Structured Finance Securities carry additional risks to the risks associated with investing in private debt.
•Our investments in Structured Finance Securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
•We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we may assume large positions in the securities of a small number of issuers.
•If we make subordinated debt investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
•We and our investments are subject to interest rate risk.
We are subject to risks related to our securities and an investment in our common stock.
•There is a risk that stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.
•The market price of our common stock may fluctuate and decrease significantly.
•Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•Our common stock has traded and may continue to trade below its NAV per share, which limits our ability to raise additional equity capital.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” “the Company” or “OFS Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OFS Capital.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	—%	(1)
Offering expenses borne by us (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan fees (per sales transaction fee)	$15.00	(3)
Total Stockholder transaction expenses (as a percentage of offering price)	—%

Annual expenses (as a percentage of net assets attributable to common stock)(9):
Base management fees payable under the Investment Advisory Agreement	5.21%	(4)
Incentive fees payable under the Investment Advisory Agreement	3.11%	(5)
Interest payments on borrowed funds	12.03%	(6)
Other expenses	3.11%	(7)
Total annual expenses	23.46%	(8)
(1)     In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the following “Example” will be updated accordingly.
(2)     The related prospectus supplement will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)     The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. For additional information, see “Dividend Reinvestment Plan.”
(4)     Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and assets owned by any consolidated entity). This item represents projected base management fees for the next twelve months assuming that the base management fee expense remains consistent with the base management fee incurred during the year ended December 31, 2023. See “Management and Other Agreements—Investment Advisory Agreement”.
(5)     The Part One (as defined below) incentive fee assumes that incentive fees we incur during the next twelve months remain consistent with the actual incentive fees incurred by us during the year ended December 31, 2023, which includes the effects of the base management fee reduction discussed in footnote (9). The Part Two (as defined below) incentive fee will be accrued, but not necessarily become payable, if, on a cumulative basis, the sum of net realized capital gains and losses plus net unrealized appreciation and depreciation is positive. The amount set forth in the table assumes the Part Two incentive fee is 0.0%.
    The two parts of the incentive fee follows:
•The first (“Part One”), payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

    The hurdle rate is fixed at 2.0% quarterly (8% annualized), which means that, if interest rates rise, it will be easier for our pre-incentive fee net investment income to surpass the hurdle rate, which could lead to the payment of fees to OFS Advisor in an amount greater than expected. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.
•The second part (“Part Two”), payable annually in arrears, equals 20.0% of our realized capital gains on a cumulative basis, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is determined on a consolidated basis. We accrue the Part Two incentive fee if, on a cumulative basis, the sum of net realized capital gains and losses plus net unrealized appreciation and depreciation is positive. See “Management and Other Agreements — Investment Advisory Agreement.”
(6)     The borrowing costs assume that the interest expense we will incur during the next twelve months remains consistent with the actual interest expense incurred during the year ended December 31, 2023. Borrowing costs also include amortization of deferred debt issuance costs related to the issuance of our outstanding debt. As of December 31, 2023, our asset coverage ratio was 160% (which excludes the SBA debentures as a result of exemptive relief granted to us by the SEC) as permitted under the Section 61(a)(2) of the 1940 Act, and assumes a weighted average interest rate for total outstanding debt of 6.01%, which is equal to the weighted average interest rate of our debt during the year ended December 31, 2023.
    We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. As of December 31, 2023, availability under the Banc of California Credit Facility was $25.0 million, based on the stated advance rate of 50% under the borrowing base and the $0 million outstanding. As of December 31, 2023, availability under the BNP Facility was $59.5 million and $90.5 million remained outstanding. Our stockholders will bear directly or indirectly the costs of borrowings under any debt instruments we may enter into.
(7)     “Other expenses” assumes that other expenses we incur during the next twelve months remain consistent with the actual amounts incurred during the year ended December 31, 2023. “Other expenses” includes our overhead expenses, including services under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Services. See “Management and Other Agreements—Administration Agreement”. “Other expenses” also includes ongoing administrative expenses to our independent accountants, legal counsel and compensation of independent directors.
(8)     Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”) in which we invest. We do not currently invest in underlying funds or other investment companies and therefore do not expect to incur any acquired fund fees and expenses. The indirect expenses that will be associated with our Structured Finance Securities are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 23.66%.
(9)     Estimated.
Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The expense amounts assume an annual base management fee of 1.75% as described in footnote 4 above, or 5.21% of net assets, for each year. Transaction expenses are not included in the following example.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$188	$482	$692	$993
While the example assumes a 5.0% annual return, as required by the applicable rules of the SEC, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$198	$509	$730	$1,044
While the examples assume reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding the dividend reinvestment plan.
The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS
The information in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in our most recent Annual Report on Form 10-K and in “Item 1. Notes to Consolidated Financial Statements (unaudited)” in our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

RISK FACTORS
    Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus in its entirety, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only risks we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:
•our ability and experience operating a BDC, or maintaining our tax treatment as a RIC under Subchapter M of the Code;
•our dependence on key personnel;
•our ability to maintain or develop referral relationships;
•our ability to replicate historical results;
•the ability of OFS Advisor to identify, invest in and monitor companies that meet our investment criteria;
•the belief that the carrying amounts of our financial instruments, such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk;
•actual and potential conflicts of interest with OFS Advisor and other affiliates of OFSAM Holdings;
•constraint on investment due to access to material nonpublic information;
•restrictions on our ability to enter into transactions with our affiliates;
•the use of borrowed money to finance a portion of our investments;
•the creation of leveraged lending opportunities as a result of the large amount of unfunded buyout commitments driving demand for leveraged buyouts over the next several years;
•our ability to incur additional leverage pursuant to Section 61(a)(2) of the 1940 Act and the impact of such leverage on our net investment income and results of operations;
•competition for investment opportunities;
•our plans to focus on providing first lien senior secured loans to larger borrowers and the impact of these plans on our risk profile, including our belief that the seniority of such loans in a borrower’s capital structure may provide greater downside protection against adverse economic changes, including those caused by the impacts of elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, the risk of recession or a shutdown of U.S. government services and related market volatility on our business, our portfolio companies, our industry and the global economy;
•the percentage of investments that will bear interest on a floating rate or fixed rate basis;
•the holding period of our investments;
•the impact of alternative reference rates on our business, including a reduction in the value of certain of our investments;
•our ability to raise debt or equity capital as a BDC;
•the timing, form and amount of any distributions from our portfolio companies;
•the impact of a protracted decline in the liquidity of credit markets on our business;
•the impact of current political, economic and industry conditions, including changes in the interest rate environment, inflation, significant market volatility, supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, resource shortages and other conditions affecting the financial and capital markets, which, in turn, impacts our business prospects and the prospects of our portfolio companies;

•the impact of the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China;
•the general economy and its impact on the industries in which we invest;
•the belief that some of our outstanding debt has favorable financing rates compared to today’s rates;
•the belief that we have sufficient levels of liquidity to support our existing portfolio companies;
•the effect of laws or regulations, including accounting pronouncements and rule issuances, on our business;
•the ability to continue generating strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries;
•the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, cybersecurity attacks and the increasing use of artificial intelligence and machine learning technology;
•the need and availability of additional capital on favorable terms to finance growth given our expectation to distribute substantially all of our net ordinary income and net realized capital gains to our stockholders;
•the impact of our ESG activities; and
•the ability to secure financial maintenance covenants in the loans we invest.
    This prospectus and any prospectus supplement or free writing prospectus, and other statements that we may make, including those incorporated by reference into this prospectus, any applicable prospectus supplement or any free writing prospectus, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
    Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K and in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Quarterly Report on Form 10-Q . We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in the applicable prospectus supplement, in any free writing prospectus we may authorize for use in connection with a specific offering, in our most recent Annual Report on Form 10-K, as well as any amendments reflected in subsequent filings with the SEC. In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the applicable date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS
    Unless otherwise specified in any applicable prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use substantially all of the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities consistent with our investment objective and strategies, acquisitions and other general corporate purposes.
    We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and any applicable prospectus supplement or free writing prospectus will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.
    Pending such uses and investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities (however, the computation of the base management fee excludes cash and cash equivalents). Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
    The information in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in our most recent Annual Report on Form 10-K and in “Item 5. Other Information” in our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

SENIOR SECURITIES
    The information about our senior securities (including preferred stock, debt securities and other indebtedness) for each year in the ten years ended December 31, 2023 can be found in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein. The senior securities table as of December 31, 2023, 2022, 2021, 2020 and 2019 was audited by KPMG LLP and the senior securities table as of December 31, 2018, 2017, 2016, 2015 and 2014 were audited by our former independent registered public accounting firm. KPMG LLP’s report on the senior securities table as of December 31, 2023 is included within the Report of Independent Registered Public Accounting Firm included in our most recent Annual Report on Form 10-K and is incorporated by reference herein.

BUSINESS
The information in “Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO COMPANIES
    The following table sets forth certain information as of December 31, 2023 regarding each of our investments. The general terms of our loans and other investments are described within the table below. We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Non-control/Non-affiliate Investments
24 Seven Holdco, LLC (15) 105 Maxess Road, Suite N201 Melville , NY 11797	Temporary Help Services
First Lien Debt		11.45%	SOFR+	6.00%	1/28/2022	11/16/2027	$8,820	$8,776	$8,483	5.2%

Advantage Sales & Marketing Inc. (F/K/A Karman Buyer Corp) (14) (15) 1 Skyview Drive Fort Worth, TX 76155	Advertising Agencies
First Lien Debt		10.18%	SOFR+	4.50%	3/2/2022	10/28/2027	2,260	2,238	2,249	1.4

AIDC Intermediateco 2, LLC (15) 4143 Maple Ave., Suite 240 Dallas, TX 75219	Computer Systems Design Services
First Lien Debt		11.80%	SOFR+	6.25%	7/22/2022	7/22/2027	1,980	1,948	1,974	1.2
First Lien Debt		11.78%	SOFR+	6.25%	7/31/2023	7/22/2027	46	45	46	—
							2,026	1,993	2,020	1.2
Allen Media, LLC (14) (15) 1925 Century Park East, 10th Floor Los Angeles, CA, 90067	Cable and Other Subscription Programming
First Lien Debt		11.00%	SOFR+	5.50%	3/2/2021	2/10/2027	3,729	3,726	3,325	2.1

All Star Auto Lights, Inc. (4) (15) (20) 300 W Grant Street Orlando, FL 32806	Motor Vehicle Parts (Used) Merchant Wholesalers
First Lien Debt		10.97%	SOFR+	5.50%	12/19/2019	8/20/2025	22,861	22,719	22,853	14.1
First Lien Debt		10.96%	SOFR+	5.50%	8/4/2022	8/20/2025	4,925	4,872	4,923	3.0
							27,786	27,591	27,776	17.1

Astro One Acquisition Corporation (6) 2300 E. Randol Mill Rd. Arlington, TX 76011	Other Miscellaneous Nondurable Goods Merchant Wholesalers
Second Lien Debt		14.11%	SOFR+	8.50%	1/31/2022	9/14/2029	3,000	2,596	110	0.1

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Avison Young (6) (21) 18 York Street, Suite 400, Mailbox #4 Toronto, ON M5J 2T8 CA	Nonresidential Property Managers
First Lien Debt (15)		12.11%	SOFR+	6.50%	11/25/2021	1/31/2026	$3,925	$3,903	$1,063	0.7%
First Lien Debt		12.64%	SOFR+	7.00%	8/19/2022	1/31/2026	794	757	215	0.1
							4,719	4,660	1,278	0.8
BayMark Health Services, Inc. (15) 1720 Lakepointe Dr. Lewisville, TX 75057	Outpatient Mental Health and Substance Abuse Centers
Second Lien Debt		14.11%	SOFR+	8.50%	6/10/2021	6/11/2028	4,962	4,915	4,962	3.1
Second Lien Debt		14.12%	SOFR+	8.50%	6/10/2021	6/11/2028	3,988	3,948	3,988	2.5
							8,950	8,863	8,950	5.6
BCPE North Star US Holdco 2, Inc. (F/K/A Dessert Holdings) 30 East 7th St., Suite 2600 St. Paul, MN 55101	Ice Cream and Frozen Dessert Manufacturing
Second Lien Debt		12.72%	SOFR+	7.25%	2/2/2022	6/8/2029	1,667	1,645	1,474	0.9

Boca Home Care Holdings, Inc. (19) 274 Riverside Avenue, 2nd Floor Westport, CT 06880	Services for the Elderly and Persons with Disabilities
First Lien Debt (15)		11.96%	SOFR+	6.50%	2/25/2022	2/25/2027	10,972	10,874	10,597	6.5
First Lien Debt (Revolver) (5)		n/m (18)	SOFR+	6.50%	2/25/2022	2/25/2027	—	(10)	(44)	—
Common Equity (1,290 Class A units) (10) (13)					2/25/2022			1,290	827	0.5
Preferred Equity (3,446 Class A Units), 12.0% cash / 2.0% PIK					3/3/2023			345	344	0.2
							10,972	12,499	11,724	7.2
Clevertech Bidco, LLC 650 Fifth Avenue, Suite 2320 New York, NY 10019	Commodity Contracts Dealing
First Lien Debt (15)		12.25%	SOFR+	6.75%	11/3/2023	12/30/2027	3,198	3,106	3,106	1.9
First Lien Debt (Revolver) (5)		n/m (18)	SOFR+	6.75%	11/3/2023	12/30/2027	—	(9)	(9)	—
							3,198	3,097	3,097	1.9
Constellis Holdings, LLC (10) 12018 Sunrise Valley Drive, Suite 140 Reston, VA 20191, USA	Other Justice, Public Order, and Safety Activities
Common Equity (20,628 common shares)					3/27/2020			703	45	—

Convergint Technologies Holdings, LLC One Commerce Drive Schaumburg, IL 60173	Security Systems Services (except Locksmiths)
Second Lien Debt		12.22%	SOFR+	6.75%	9/28/2018	3/30/2029	5,938	5,863	5,877	3.6

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Creation Technologies (15) (21) 1651 Wilkening Road Schaumburg, IL 60173	Bare Printed Circuit Board Manufacturing
First Lien Debt		11.18%	SOFR+	5.50%	9/24/2021	10/5/2028	$1,970	$1,959	$1,851	1.1%

Diamond Sports Group, LLC (6) (14) (15) 10706 Beaver Dam Road Hunt Valley, MD 21030	Television Broadcasting
Second Lien Debt		10.71%	SOFR+	5.25%	11/19/2019	8/24/2026	1,935	1,935	92	0.1

East West Manufacturing (15) 4170 Ashford Dunwoody Road, Suite 560 Atlanta, GA 30319	Fluid Power Pump and Motor Manufacturing
First Lien Debt		11.13%	SOFR+	5.75%	2/11/2022	12/22/2028	1,930	1,916	1,855	1.1

Electrical Components International, Inc. 1 City Place Drive, Suite 450 St. Louis, MO 63141	Current-Carrying Wiring Device Manufacturing
Second Lien Debt		13.96%	SOFR+	8.50%	4/8/2021	6/26/2026	3,679	3,452	3,561	2.2

Envocore Holding, LLC (F/K/A LRI Holding, LLC) (4) (17) 750 MD Route 3 South, Suite 19 Gambrills, MD 21054	Electrical Contractors and Other Wiring Installation Contractors
First Lien Debt		7.50%	N/A		6/30/2017	12/31/2025	6,295	6,295	6,295	3.9
Second Lien Debt (6) (10)		10.00% PIK	N/A		6/30/2017	12/31/2026	7,844	6,584	3,801	2.3
First Lien Debt (Revolver) (5)		n/m (18)	N/A		11/29/2021	12/31/2025	—	—	—	—
Equity Participation Rights (7) (10)					12/31/2021			4,722	—	—
							14,139	17,601	10,096	6.2
Excelin Home Health, LLC (4) 2001 Bryan Street, Suite 1800 Dallas, TX 75201	Home Health Care Services
Second Lien Debt		18.00% PIK	N/A		10/25/2018	12/31/2025	4,932	4,839	4,173	2.6

GGC Aerospace Topco L.P. (10) 1740 Eber Rd Holland, OH 43528	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Common Equity (368,852 Class A units)					12/29/2017			450	—	—
Common Equity (40,984 Class B units)					12/29/2017			50	—	—
								500	—	—

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
GoTo Group (F/K/A LogMeIn, Inc.) (14) (15) 333 Summer Street Boston, MA 02210	Data Processing, Hosting, and Related Services
First Lien Debt		10.28%	SOFR+	4.75%	3/26/2021	8/31/2027	$2,916	$2,915	$1,943	1.2%

Heritage Grocers Group, LLC. (F/K/A Tony's Fresh Market / Cardenas Markets) (15) 2501 E. Guasti Road Ontario, CA 91761	Supermarkets and Other Grocery (except Convenience) Stores
First Lien Debt		12.20%	SOFR+	6.75%	7/20/2022	8/1/2029	5,925	5,641	5,925	3.7

Honor HN Buyer Inc 100 Challenger Road, Suite 105 Ridgefield Park, NJ 07660	Services for the Elderly and Persons with Disabilities
First Lien Debt (15)		11.25%	SOFR+	5.75%	10/15/2021	10/15/2027	6,466	6,385	6,466	4.0
First Lien Debt (15)		11.25%	SOFR+	5.75%	10/15/2021	10/15/2027	4,089	4,029	4,089	2.5
First Lien Debt (Revolver) (5)		13.25%	Prime+	4.75%	10/15/2021	10/15/2027	95	85	95	0.1
First Lien Debt (Delayed Draw) (5) (15)		11.50%	SOFR+	6.00%	3/31/2023	10/15/2027	2,706	2,682	2,706	1.7
							13,356	13,181	13,356	8.3
Idera 10801 N. Mopac Expressway, Building 1, Suite 100 Austin, TX 78759	Computer and Computer Peripheral Equipment and Software Merchant Wholesalers
Second Lien Debt		12.28%	SOFR+	6.75%	1/27/2022	3/2/2029	4,000	4,000	3,850	2.4

Inergex Holdings, LLC (11) 500 Seneca Street, Suite 620 Buffalo, NY 14204	Other Computer Related Services
First Lien Debt		12.58% cash / 1.00% PIK	SOFR+	7.00%	10/1/2018	10/1/2024	14,868	14,783	14,868	9.2
First Lien Debt (Revolver)		12.58% cash / 1.00% PIK	SOFR+	7.00%	10/1/2018	10/1/2024	2,344	2,312	2,344	1.4
							17,212	17,095	17,212	10.6

Ivanti Software, Inc. (14) (15) 698 W. 10000 South, Suite 500 South Jordan, UT 84095	Software Publishers
First Lien Debt		9.91%	SOFR+	4.25%	3/26/2021	12/1/2027	2,933	2,940	2,792	1.7

JP Intermediate B, LLC (15) 140 Crescent Drive Collierville, TN 38017	Drugs and Druggists' Sundries Merchant Wholesalers
First Lien Debt		11.14%	SOFR+	5.50%	1/14/2021	11/20/2027	4,697	4,513	3,368	2.1

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Kreg LLC 1940 Janice Avenue Melrose Park, IL 60160	Other Ambulatory Health Care Services
First Lien Debt (11) (15)		9.75% cash / 2.50% PIK	SOFR+	4.25%	12/20/2021	12/20/2026	$17,139	$17,066	$15,989	9.9%
First Lien Debt (Revolver) (5)		n/m (18)	SOFR+	6.25%	12/20/2021	12/20/2026	—	(6)	(90)	(0.1)
							17,139	17,060	15,899	9.8
Medrina LLC 401 N. Michigan Ave, Suite 1200 Chicago, IL 60611	All Other Outpatient Care Centers
First Lien Debt (15)		11.74%	SOFR+	6.25%	10/20/2023	10/20/2029	2,234	2,180	2,180	1.3
First Lien Debt (Delayed Draw) (5) (15)		n/m (18)	SOFR+	6.25%	10/20/2023	10/20/2029	—	(5)	(5)	—
First Lien Debt (Revolver) (5)		n/m (18)	SOFR+	6.25%	10/20/2023	10/20/2029	—	(8)	(8)	—
							2,234	2,167	2,167	1.3
Metasource (15) 12162 South Business Park Drive, Suite 113 Draper, UT 84020	All Other Business Support Services
First Lien Debt		11.72% cash / 0.50% PIK	SOFR+	6.25%	5/17/2022	5/17/2027	2,755	2,733	2,597	1.6
First Lien Debt (Delayed Draw) (5)		n/m (18)	SOFR+	6.25%	5/17/2022	5/17/2027	—	(4)	(69)	—
							2,755	2,729	2,528	1.6

One GI LLC 215 Centerview Dr. Brentwood, TN 37027	Offices of Other Holding Companies
First Lien Debt (15)		12.21%	SOFR+	6.75%	12/13/2021	12/22/2025	7,432	7,358	7,066	4.4
First Lien Debt (15)		12.21%	SOFR+	6.75%	12/13/2021	12/22/2025	3,916	3,876	3,723	2.3
First Lien Debt (Revolver) (5)		n/m (18)	SOFR+	6.75%	12/13/2021	12/22/2025	—	(14)	(71)	—
							11,348	11,220	10,718	6.7

Planet Bingo, LLC (F/K/A 3rd Rock Gaming Holdings, LLC) (6) 75190 Gerald Ford Dr. Palm Desert, CA 92211	Software Publishers
First Lien Debt		6.50%	N/A		3/13/2018	12/31/2025	16,648	14,113	6,858	4.2

PM Acquisition LLC 2700 Sam Ritenberg Blvd. Charleston, SC 29407	All Other General Merchandise Stores
Common Equity (499 units) (10)					9/30/2017			499	551	0.3

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Reception Purchaser LLC (15) 951 Thorndale Avenue Bensenville, IL 60106	Transportation and Warehousing
First Lien Debt		11.50%	SOFR+	6.00%	4/28/2022	3/24/2028	$2,523	$2,495	$2,257	1.4%

Redstone Holdco 2 LP (F/K/A RSA Security) (15) 174 Middlesex Turnpike Bedford, MA 01730	Computer and Computer Peripheral Equipment and Software Merchant Wholesalers
First Lien Debt (14)		10.22%	SOFR+	4.75%	4/16/2021	4/27/2028	1,715	1,708	1,307	0.8
Second Lien Debt		13.22%	SOFR+	7.75%	4/16/2021	4/27/2029	4,450	4,407	3,272	2.0
							6,165	6,115	4,579	2.8
RPLF Holdings, LLC (10) (13) 249 Corporate Drive Portsmouth, NH 03801	Software Publishers
Common Equity (345,339 Class A units)					1/17/2018			—	1,182	0.7

RumbleOn, Inc. (15) (21) 901 W. Walnut Hill Ln. Irving, TX 75038	Other Industrial Machinery Manufacturing
First Lien Debt (11)		14.36% Cash / 0.50% PIK	SOFR+	8.75%	8/31/2021	8/31/2026	2,858	2,769	2,633	1.6
First Lien Debt (11)		14.36% Cash / 0.50% PIK	SOFR+	8.75%	8/31/2021	8/31/2026	862	854	795	0.5
Warrants (warrants to purchase up to $218,000 in common stock)					8/31/2021	8/14/2028 (12)		200	72	—
							3,720	3,823	3,500	2.1
Sentry Centers Holdings, LLC (10) (13) 366 Madison Avenue, 7th Floor New York, NY 10017	Other Professional, Scientific, and Technical Services
Preferred Equity (1,603 Series B units)					9/4/2020			160	77	—

Signal Parent, Inc. (14) (15) 10 Bunsen Irvine, CA 92618-4210	New Single-Family Housing Construction (except For-Sale Builders)
First Lien Debt		8.96%	SOFR+	3.50%	3/25/2021	4/3/2028	1,803	1,791	1,616	1.0

Spear Education Holdings, LLC (15) 7201 E. Princess Blvd. Scottsdale, AZ 85255
First Lien Debt	Professional and Management Development Training	13.00%	SOFR+	7.50%	2/10/2023	12/15/2027	1,485	1,455	1,484	0.9

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
SSJA Bariatric Management LLC (15) 125 Mineola Avenue Roslyn Heights, NY 11577	Offices of Physicians, Mental Health Specialists
First Lien Debt		10.75%	SOFR+	5.25%	8/26/2019	8/26/2024	$9,575	$9,563	$9,186	5.7%
First Lien Debt		10.75%	SOFR+	5.25%	12/31/2020	8/26/2024	1,035	1,033	993	0.6
First Lien Debt		10.75%	SOFR+	5.25%	12/8/2021	8/26/2024	2,607	2,600	2,501	1.5
First Lien Debt (Revolver) (5)		10.75%	SOFR+	5.25%	8/26/2019	8/26/2024	200	199	173	0.1
							13,417	13,395	12,853	7.9
SS Acquisition, LLC (8) (15) 401 E. City Avenue #220 Bala Cynwyd, PA 19004	Sports and Recreation Instruction
First Lien Debt		12.41%	SOFR+	6.75%	12/30/2021	12/30/2026	3,042	3,023	3,042	1.9
First Lien Debt		13.10%	SOFR+	7.45%	12/30/2021	12/30/2026	1,460	1,449	1,460	0.9
							4,502	4,472	4,502	2.8
Staples, Inc. (14) (15) (21) 500 Staples Drive Framingham, MA 01702	Business to Business Electronic Markets
First Lien Debt		10.46%	L+	5.00%	6/24/2019	4/16/2026	2,870	2,841	2,728	1.7

STS Operating, Inc. 2301 Windsor Ct. Addison, IL 60101	Industrial Machinery and Equipment Merchant Wholesalers
Second Lien Debt		13.46%	SOFR+	8.00%	5/15/2018	4/30/2026	9,073	9,072	9,073	5.6

Tolemar Acquisition, INC. 126 East 56th Street, 29th Floor New York, NY 10022	Motorcycle, Bicycle, and Parts Manufacturing
First Lien Debt (15)		11.75%	SOFR+	6.00%	10/14/2021	10/14/2026	15,347	15,304	14,334	8.8
First Lien Debt (Revolver) (5)		11.75%	SOFR+	6.00%	10/14/2021	10/14/2026	592	585	422	0.3
							15,939	15,889	14,756	9.1
TruGreen Limited Partnership 860 Ridge Lake Boulevard Memphis, TN 38120	Landscaping Services
Second Lien Debt		14.14%	SOFR+	8.50%	5/13/2021	11/2/2028	4,500	4,592	4,287	2.6

United Biologics Holdings, LLC (4) (10) 100 NE Loop 410 #200 San Antonio, TX 78216	Medical Laboratories
Preferred Equity (4,701 units)					4/16/2013			9	—	—

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Wellful Inc. (F/K/A KNS Acquisition Corp.) (15) 600 Office Center Drive Fort Washington, PA 19034	Electronic Shopping and Mail-Order Houses
First Lien Debt		11.72%	SOFR+	6.25%	4/16/2021	4/21/2027	$6,606	$6,581	$6,313	3.9

Total Debt and Equity Investments							$285,417	$287,218	$254,411	157.0%

Structured Finance Securities (21)
Apex Credit CLO 2020 (9) (16) 71 Fort Street, PO Box 500 Grand Cayman KY1-1106, Cayman Islands
Subordinated Notes		14.89%	N/A		11/16/2020	10/20/2031	$11,080	$10,191	$7,031	4.3%

Apex Credit CLO 2021 Ltd (9) (16) c/o Appleby Global Corporate Services 71 Fort Street, PO Box 500 Grand Cayman KY1-1106, Cayman Islands
Subordinated Notes		21.61%	N/A		5/28/2021	7/18/2034	8,630	6,977	5,711	3.5

Apex Credit CLO 2022-1A (9) (16) c/o Appleby Global Corporate Services 71 Fort Street, PO Box 500 Grand Cayman KY1-1106, Cayman Islands
Subordinated Notes		17.30%	N/A		4/28/2022	4/22/2033	10,726	8,858	6,961	4.3

Ares L CLO c/o Ocorian Trust (Company) Limited Winward 3, Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108, Cayman Islands
Mezzanine Debt - Class E		11.31%	SOFR+	5.65%	2/17/2022	1/15/2032	6,000	5,832	5,474	3.4

Barings CLO 2019-I Ltd. Walkers Fiduciary Limited 190 Elgin Avenue, George Town Grand Cayman, KY1-9008, Cayman Islands
Mezzanine Debt - Class E		12.52%	SOFR+	6.86%	2/23/2022	4/15/2035	8,000	7,918	7,725	4.8

Battalion CLO XI, Ltd. PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Mezzanine Debt - Class E		12.51%	SOFR+	6.85%	4/24/2022	4/24/2034	6,000	5,918	5,511	3.4

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Brightwood Capital MM CLO 2023-1A, Ltd. c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade St. Helier, JE2 3QB, Jersey
Mezzanine Debt - Class D		11.85%	SOFR+	6.46%	9/28/2023	10/15/2035	$915	$888	$888	0.5%
Mezzanine Debt - Class E		15.75%	SOFR+	10.36%	9/28/2023	10/15/2035	2,133	1,929	1,929	1.2
Subordinated Notes (9) (16)		14.56%	N/A		9/28/2023	10/15/2035	5,494	5,018	5,018	3.1
							8,542	7,835	7,835	4.8

Dryden 53 CLO, LTD. (9) (16) PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Subordinated Notes - Income		8.04%	N/A		10/26/2020	1/15/2031	2,700	1,280	622	0.3
Subordinated Notes		7.00%	N/A		10/26/2020	1/15/2031	2,159	1,046	497	0.3
							4,859	2,326	1,119	0.7
Dryden 76 CLO, Ltd. (9) (16) PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Subordinated Notes		16.12%	N/A		9/27/2019	10/20/2032	2,750	2,332	1,779	1.1

Flatiron CLO 18, Ltd. (9) (16) PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Subordinated Notes		7.62%	N/A		1/2/2019	4/17/2031	9,680	6,314	4,989	3.1

Madison Park Funding XXIII, Ltd. (9) (16) 75 Fort Street, PO Box 1350 Grand Cayman KY1-1108, Cayman Islands
Subordinated Notes		16.45%	N/A		1/8/2020	7/27/2047	10,000	5,558	4,744	2.9

Madison Park Funding XXIX, Ltd. (9) (16) 75 Fort Street, PO Box 1350 Grand Cayman KY1-1108, Cayman Islands
Subordinated Notes		13.78%	N/A		12/22/2020	10/18/2047	9,500	5,927	5,355	3.3

Monroe Capital MML CLO X, Ltd. 27 Hospital Road Grand Cayman, KY1-9008, Cayman Islands
Mezzanine Debt - Class E-R		14.12%	SOFR+	8.75%	4/22/2022	5/20/2034	1,000	961	967	0.6

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)		Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Octagon Investment Partners 39, Ltd. (9) (16) c/o MaplesFS Limited PO Box 1093, Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Subordinated Notes		4.98%	N/A		1/23/2020	10/20/2030	$7,000	$3,962	$2,171	1.3%

Park Avenue Institutional Advisers CLO Ltd 2021-1 c/o MaplesFS Limited PO Box 1093, Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Mezzanine Debt - Class E		12.98%	SOFR+	7.30%	1/26/2021	1/20/2034	1,000	982	982	0.6

Redding Ridge 4 (9) (16) c/o Walkers Fiduciary Limited Cayman Corporate Center 27 Hospital Road, George Town Grand Cayman, KY1-9008, Cayman Islands
Subordinated Notes		7.46%	N/A		3/4/2021	4/15/2030	1,300	910	544	0.3

Regatta XXII Funding Ltd PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102, Cayman Islands
Mezzanine Debt - Class E		12.61%	SOFR+	7.19%	5/6/2022	7/20/2035	3,000	2,977	3,007	1.9

THL Credit Wind River 2019‐3 CLO Ltd. (9) (16) 75 Fort Street, PO Box 1350 Grand Cayman, KY1-1108, Cayman Islands
Subordinated Notes		10.59%	N/A		4/5/2019	4/15/2031	7,000	4,883	2,941	1.8

Trinitas CLO VIII (9) (16) c/o Walkers Fiduciary Limited Cayman Corporate Center 27 Hospital Road, George Town Grand Cayman, KY1-9008, Cayman Islands
Subordinated Notes		3.95%	N/A		3/4/2021	7/20/2117	5,200	2,891	1,352	0.8

Venture 45 CLO Ltd. Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House, 48-50 Esplanade St. Helier, JE2 3QB, Jersey
Mezzanine Debt - Class E		13.12%	SOFR+	7.70%	4/18/2022	7/20/2035	3,000	2,942	2,579	1.6

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Wellfleet CLO 2018-2 (9) (16) c/o Walkers Fiduciary Limited Cayman Corporate Center, George Town Grand Cayman, KY1-9008, Cayman Islands
Subordinated Notes		9.99%	N/A	3/4/2021	10/20/2031	$1,000	$627	$270	0.2%

Total Structured Finance Securities						$125,267	$97,121	$79,045	48.8%

Total Non-control/Non-affiliate Investments						$410,684	$384,339	$333,456	205.8%

Affiliate Investments
Contract Datascan Holdings, Inc. (4) (19) 2941 Trade Center Drive, Suite 100 Carrollton, TX 75006	Office Machinery and Equipment Rental and Leasing
Preferred Equity (3,061 Series A shares) 10% PIK				8/5/2015			$7,309	$10,312	6.4%
Common Equity (11,273 shares) (10)				6/28/2016			104	271	0.2
							7,412	10,583	6.6
DRS Imaging Services, LLC (13) (19) 43 Fadem Rd. Springfield, NJ 07081	Data Processing, Hosting, and Related Services
Common Equity (1,135 units)				3/8/2018			1,135	393	0.2

Master Cutlery, LLC (4) (10) (19) 700 Penhorn Ave. Secaucus, NJ 07094	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Debt (6) (11)		13.00% PIK	N/A	4/17/2015	5/25/2024	9,749	4,680	—	—
Preferred Equity (3,723 Series A units), 8% PIK				4/17/2015			3,483	—	—
Common Equity (15,564 units)				4/17/2015			—	—	—
						9,749	8,163	—	—
Pfanstiehl Holdings, Inc. (4) (19) (20) 1219 Glen Rock Ave. Waukegan, IL 60085	Pharmaceutical Preparation Manufacturing
Common Equity (400 Class A shares)				1/1/2014			217	70,927	43.8

TalentSmart Holdings, LLC (10) (13) (19) 731 S. Highway 101, 1L Solana Beach, CA 92075	Professional and Management Development Training
Common Equity (1,595,238 Class A shares)				10/11/2019			1,595	1,136	0.7

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
TRS Services, LLC (4) (19) 2105 Skinner Road Houston, TX 77093	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Preferred Equity (1,937,191 Class A units), 11% PIK				12/10/2014			$97	$2,507	1.5%
Common Equity (3,000,000 units) (10)				12/10/2014			572	1,285	0.8
							669	3,792	2.3

Total Affiliate Investments						$9,749	$19,191	$86,831	53.6%

Total Investments						$420,432	$403,530	$420,287	259.4%
(1)Equity ownership may be held in shares or units of companies affiliated with the portfolio company. The Company’s investments are generally classified as “restricted securities” as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.
(2)As of December 31, 2023, the Company held loans with an aggregate fair value of $230,185, or 92% of the total loan portfolio, that bore interest at a variable rate indexed to LIBOR (L), Prime or SOFR, and reset monthly, quarterly, or semi-annually. For each variable-rate investment, the Company has provided the spread over the reference rate and current interest rate in effect as of December 31, 2023. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.
(3)Unless otherwise noted with footnote 14, fair value was determined using significant unobservable inputs for all of the Company’s investments and are considered Level 3 under GAAP. See Note 5 for further details.
(4)Investments (or portion thereof) held by SBIC I LP. These assets were pledged as collateral of the SBA debentures and could not be pledged under any debt obligation of the Company.
(5)Subject to unfunded commitments. See Note 6.
(6)Investment was on non-accrual status as of December 31, 2023, meaning the Company suspended recognition of all or a portion of income on the investment. See Note 4 for further details.
(7)Equity participation rights issued by unaffiliated third party fully covered with underlying positions in the portfolio company.
(8)The Company entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The table below provides additional details as of December 31, 2023:

Portfolio Company	Reported Interest Rate	Interest Rate per Credit Agreement	Additional Interest per Annum
SS Acquisition, LLC	12.41%	11.89%	0.51%
SS Acquisition, LLC	13.10%	11.89%	1.21%
(9)The rate disclosed on subordinated note investments is the estimated effective yield, generally established at purchase, and reevaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. The estimated effective yield is based upon projected amounts and timing of future distributions and the projected amounts and timing of terminal principal payments at the time of estimation. The estimated effective yield and investment cost may ultimately not be realized. Projected cash flows, including the amounts and timing of terminal principal payments, which generally are projected to occur prior to the contractual maturity date, were utilized in deriving the effective yield of the investments.
(10)Non-income producing.

(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2023:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Inergex Holdings, LLC	First Lien Debt	0% to 1.00%	12.58% to 13.58%	1.00%
Inergex Holdings, LLC	First Lien Debt (Revolver)	0% to 1.00%	12.58% to 13.58%	1.00%
Kreg LLC	First Lien Debt	0% to 2.00%	9.75% to 11.75%	2.00%
Master Cutlery, LLC	Subordinated Debt	0% to 13.00%	0% to 13.00%	13.00%
RumbleOn, Inc.	First Lien Debt	0% to 0.50%	14.36% to 14.86%	0.50%
(12)Represents expiration date of the warrants.
(13)All or portion of investment held by a wholly owned subsidiary subject to income tax.
(14)Fair value was determined by reference to observable inputs other than quoted prices in active markets and are considered Level 2 under GAAP. See Note 5 for further details.
(15)Investments (or portion thereof) held by OFSCC-FS. These assets are pledged as collateral of the BNP Facility and cannot be pledged under any other debt obligation of the Company.
(16)Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO subordinated note investments. CLO subordinated note positions are entitled to recurring distributions, which are generally equal to the residual cash flow of payments received on underlying securities less contractual payments to debt holders and fund expenses.
(17)The Company holds at least one seat on the portfolio company’s board of directors.
(18)Not meaningful as there is no outstanding balance on the revolver or delayed draw loan. The Company earns unfunded commitment fees on undrawn revolving lines of credit balances, which are reported in fee income.
(19)The Company has an observer seat on the portfolio company’s board of directors.
(20)Portfolio company at fair value represents greater than 5% of total assets at December 31, 2023.
(21)Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets as defined in Section 55 of the 1940 Act must represent at least 70% of the Company's assets immediately following the acquisition of any additional non-qualifying assets. As of December 31, 2023, approximately 81% of the Company's assets were qualifying assets.

PORTFOLIO MANAGEMENT
    We are managed by OFS Advisor, which has access to the resources and expertise of OFS’s investment professionals through a staffing agreement with OFSC. OFS Advisor’s Pre-Allocation Investment Committee, Broadly Syndicated Investment Committee, Structured Credit Investment Committee and Middle-Market Investment Committee (collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients.
The Middle-Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey A. Cerny, Kyde Sharpe and Bilal Rashid, is responsible for the evaluation and approval of all the debt and equity investments made by us, including the ultimate asset allocation to us. Messrs. Ressler, Cerny, Sharp and Rashid are the Company’s portfolio managers and are primarily responsible for the day-to-day management of the portfolio.
The Broadly Syndicated Investment Committee, comprised of Messrs. Ressler (Chairman), Rashid, Cerny, and Kenneth A. Brown, assists with the review and evaluation of potential investments in Broadly Syndicated Loans made by us.
The Structured Credit Investment Committee, comprised of Messrs. Ressler (Chairman), Rashid, Cerny, Brown, and Glen Ostrander, assists with the review and evaluation of potential investments in Structured Finance Security investments made by us.
The Pre-Allocation Investment Committee, comprised of Messrs. Ressler (Chairman), Rashid, Cerny, Ostrander, Tod K. Reichert and Manish Rajguru, is responsible for determining whether a prospective investment is appropriate for allocation to one or more clients managed by registered investment advisor subsidiaries of OFSAM, including OFS Advisor, and the allocation of such investment among groups of advisory clients.
The Broadly Syndicated Investment Committee, Structured Credit Investment Committee and Pre-Allocation Investment Committee are not responsible for the Middle Market Investment Committee’s investment approval of, or ultimate asset allocation decisions related to, our investments.
The process employed by the Advisor Investment Committees, including the Middle-Market Investment Committee, is intended to bring the diverse experience and perspectives of the committees’ members to the investment process. The Middle-Market Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Middle-Market Investment Committee also determines appropriate investment sizing and implement ongoing monitoring requirements of our investments.
In certain instances, management may seek the approval of our Board prior to making an investment. In addition to reviewing investments, the meetings of the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee, where applicable, serve as a forum to discuss credit views and outlooks. Potential transactions and deal flows are also reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Middle-Market Investment Committee, where applicable, early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
None of OFS Advisor’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. Certain members of the Advisor Investment Committees have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM Holdings and/or its subsidiaries. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting) for additional information about equity interests held by certain of these individuals.
    Messrs. Rashid and Cerny also perform a similar role for other pooled investment vehicles, with a total amount of approximately $4.0 billion of assets under management as of December 31, 2023 from which OFS Advisor and OFSAM may receive incentive fees. See “Prospectus Summary—Conflicts of Interest” in this Prospectus and “Risk Factors—We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients” in our most recent Annual Report on Form 10-K for a discussion of potential conflicts of interest.
Information regarding the Middle-Market Investment Committee is as follows:

Name (1)	Age	Position
Richard S. Ressler	65	Chairman of OFSAM Holdings, Chairman of Advisor Investment Committees
Jeffrey A. Cerny	61	Senior Managing Director of OFSC and OFS Advisor
Bilal Rashid	53	Senior Managing Director of OFSC and OFS Advisor
Kyde Sharp	47	Managing Director of OFSC and OFS Advisor
(1)    The address for each member of the Middle-Market Investment Committee is c/o OFS Capital Management, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606.

Members of the Middle-Market Investment Committee Who Are Not Our Directors or Executive Officers
    Richard S. Ressler is a Co-Founder and Principal of CIM Group, L.P. (together with its controlled affiliates “CIM”, a community-focused real estate and infrastructure owner, operator, lender and developer. Mr. Ressler serves as the chairman of CIM’s Real Assets Management Committee and Investment Committee, together with its sub-committees. He also serves on CIM’s Investment Allocation Committee.
Through his affiliation with CIM, Mr. Ressler currently serves as Chairman of the board of directors of Creative Media & Community Trust Corporation, a publicly traded REIT sponsored by CIM that seeks to own, operate and develop premier multifamily and creative office assets in vibrant and emerging communities throughout the United States. Also, through his affiliation with CIM, Mr. Ressler serves as Chief Executive Officer, President and chairman of the board of directors for CIM Real Estate Finance Trust, Inc., a non-listed REIT that invests in a diversified portfolio of senior secured mortgage loans, creditworthy long-term net-leased property investments and other senior loan and liquid credit investments. In addition, Mr. Ressler currently serves as a director of several portfolio companies owned by CIM’s infrastructure funds. Also through his affiliation with CIM, Mr. Ressler served as Chief Executive Officer and as a board member for Cole Office & Industrial REIT (CCIT II), Inc from 2019-2021, for Cole Office & Industrial REIT (CCIT III), Inc from 2018-2020, and CIM Income NAV, Inc (INAV), Inc. from 2018-2021; non-listed REITs that invested primarily in commercial real estate leased to creditworthy tenants under long-term net leases and situated in strategic locations.
Mr. Ressler is also the founder and President of Orchard Capital Corporation (“Orchard”), a firm that provides consulting and advisory services to companies (including CIM) in which Orchard or its affiliates invest. Mr. Ressler serves as chairman of the executive committees of Orchard First Source Asset Management, LLC, a full-service provider of capital and leverage finance solutions to U.S. companies and of OFSAM Holdings. OFSAM Holdings is a holding company of OFSC, which in turn provides personnel staffing to OFS Advisor, a registered investment adviser focusing primarily on investments in middle market and broadly syndicated US loans, debt and equity positions in collateralized loan obligations and other structured credit investments, as well as OFS CLO Management, LLC and OFS CLO Management II, LLC, registered investment advisers focusing primarily on investments in broadly syndicated US loans. Mr. Ressler is also the co-founder and Chairman of the Executive Committee of OCV Management, LLC, an investment adviser focusing on investments in the technology and life science sectors. Mr. Ressler also serves as a member of the board of directors of Presbia USA, Inc., a medical device company focusing on the development of presbyopia-correcting lenses, and previously served as a director of Presbia PLC (NASDAQ: “LENS”) until May 13, 2019. Mr. Ressler also served as chairman of the board directors for of Ziff Davis (NASDAQ: “ZD”; formerly known as j2 Global, Inc.) from 1997 to 2022 and as CEO of j2 Global, Inc. from 1997 to 2000.
Prior to founding Orchard, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE: “VGR”) and served in various executive capacities at such entity and its subsidiaries. Prior to Vector Group, Ltd., Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore LLP, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University and J.D. and M.B.A. degrees from Columbia University.
    Kyde Sharp is a Managing Director of OFSC and OFS Advisor and is responsible for sourcing and evaluating investment opportunities for the middle market lending business as well as portfolio management. Prior to joining OFSC in 2017, Mr. Sharp was a Managing Director of Fifth Street Asset Management (NASDAQ: FSAM), a credit-focused asset manager located in Greenwich, CT. Earlier in his career he was an Associate with The Ben Barnes Group (formerly Entrecorp) where he priced, structured and negotiated equity-based consulting engagements. Mr. Sharp holds a Master of Business Administration from The Wharton School, University of Pennsylvania, a Juris Doctor from Fordham University School of Law, and a Bachelor of Arts in Philosophy from Hamilton College.
    The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Middle-Market Investment Committee and our investment team as of December 31, 2023.

Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Richard S. Ressler	Over $1,000,000
Jeffrey A. Cerny	Over $1,000,000
Bilal Rashid	Over $1,000,000
Kyde Sharp	None
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)    Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(3)    The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $11.70 per share on December 31, 2023 on The Nasdaq Global Select Market.

MANAGEMENT
Please refer to “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Proposal One: Election of Directors” and “Corporate Governance” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting), which is incorporated by reference into this prospectus, for information relating to the management of the Company.

MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
    We are managed by OFS Advisor, which has access to the resources and expertise of OFS’s investment professionals through a staffing agreement with OFSC. OFS Advisor is registered as an investment adviser under the Advisers Act. OFS Advisor is a wholly owned subsidiary of OFSAM. Pursuant to the Investment Advisory Agreement with, and subject to the overall supervision of, our Board and in accordance with the 1940 Act, OFS Advisor provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, OFS Advisor:
•determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•assists us in determining what securities we purchase, retain or sell;
•identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•executes, closes, services and monitors the investments we make.
Management and Incentive Fee
    For providing these services, OFS Advisor receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), adjusted for stock issuances and stock purchases, at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. Base management fees for any partial quarter are prorated based on the number of days in the quarter.
OFS Advisor has agreed to reduce its base management fee attributable to OFSCC-FS Assets to 0.25% per quarter (1.00% annualized) of the average value of the OFSCC-FS Assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. OFS Advisor’s base management fee reduction is renewable on an annual basis and OFS Advisor is not entitled to recoup the amount of the base management fee reduced with respect to the OFSCC-FS Assets. OFS Advisor most recently renewed the agreement to reduce its base management fee for the 2024 calendar year on January 8, 2024.
The incentive fee has two parts. One part (“Part One”) is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. “Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as original issue discount, or “OID”, debt instruments with PIK interest, equity investments with accruing or PIK dividend, and zero coupon securities), accrued income that we have not yet received in cash.
Pre-incentive fee net investment income does not include any realized gains, realized losses, unrealized capital appreciation or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. There is no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment if prior quarters are below the quarterly hurdle rate. Pre-incentive fee net investment income fees are prorated for any partial quarter based on the number of days in such quarter.
We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;
•100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this pre-incentive fee net investment income exceeds 2.5% in any calendar quarter; and
•20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.
    The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
    The second part (“Part Two”) of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. The Company accrues the Capital Gains Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investments. Unrealized capital appreciation is accrued, but not paid until said appreciation is realized. We accrue the Capital Gains Fee if, on a cumulative basis, the sum of the net realized capital gains (and losses) plus net unrealized appreciation (and depreciation) is positive. OFS Advisor has excluded from the Capital Gains Fee calculation the realized gain with respect to the step acquisitions resulting from the SBIC Acquisition. The Capital Gains Fee for any partial year is prorated based on the number of days in such year.

Expenses recognized under the Investment Advisory Agreement with OFS Advisor for the years ended December 31, 2023, 2022, and 2021 are presented below:

	Year Ended December 31,
($ amounts in thousands)	2023	2022	2021
Base management fees	$7,218	$7,979	$7,669
Incentive fees:
Income Incentive Fee	5,040	2,276	2,352
Capital Gains Fee(1)	—	(1,916)	1,916
(1) As of December 31, 2021, the Capital Gains Fee of $1.9 million was accrued in accordance with GAAP, inclusive of net unrealized appreciation as of the determination date. The Capital Gains Fee payable to OFS Advisor under the Investment Advisory Agreement does not include net unrealized appreciation, and accordingly no amount was payable or due to OFS Advisor as of December 31, 2021. During the year ended December 31, 2022, the Company reversed the previously accrued Capital Gains Fees of $1.9 million due to a reduction in net unrealized appreciation on the investment portfolio.

Examples of Incentive Fee Calculation
Example 1—Income Related Portion of Incentive Fee:
Assumptions
•Hurdle rate(1) = 2.0%
•Management fee(2) = 0.44%
◦Other estimated expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
(1) Represents a quarter of the 8.0% annualized hurdle rate.
(2) Represents a quarter of the 1.75% annualized management fee, which became effective October 31, 2013.
(3) Excludes estimated offering expenses.
Alternative 1
Additional Assumptions
•Investment income (including interest, dividends, fees, etc.) = 1.25%
•Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.61%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.
Alternative 2
Additional Assumptions
•Investment income (including interest, dividends, fees, etc.) = 2.80%
•Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.16%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% ×(2.16% – 2.0%)) + 0%

	=	100% × 0.16%

	=	0.16%

Alternative 3
Additional Assumptions
•Investment income (including interest, dividends, fees, etc.) = 3.50%
•Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.86%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% × (2.5% – 2.0%)) + (20% × (2.86% – 2.5%))

	=	0.5% + (20% × 0.36%)

	=	0.5% + 0.07%

	=	0.57%
Example 2—Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions
•Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•Year 3: FMV of Investment B determined to be $25 million
•Year 4: Investment B sold for $31 million
The capital gains portion of the incentive fee, if any, would be:
•Year 1: None (no sales transactions)
•Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
•Year 3: None; $5 million (20% multiplied by $30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation) less $6 million (Capital Gains Fee paid in Year 2)
•Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2
Assumptions
•Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•Year 4: FMV of Investment B determined to be $35 million
•Year 5: Investment B sold for $20 million
The capital gains portion of the incentive fee, if any, would be:
•Year 1: None (no sales transactions)
•Year 2: $5 million (20% multiplied by $30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
•Year 3: $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million cumulative unrealized capital depreciation on Investment B)) less $5 million (Capital Gains Fee paid in Year 2)
•Year 4: $0.6 million; $7 million (20% multiplied by $35 million (cumulative realized capital gains on Investment A and Investment C)) less $6.4 million (cumulative Capital Gains Fee paid in all prior years)
•Year 5: None; $5 million (20% multiplied by $25 million ($35 million cumulative realized capital gains on Investments A and C less $10 million realized capital losses on Investment B)) less $7 million (cumulative Capital Gains Fee paid in all prior years))
Payment of Our Expenses
    All investment professionals of OFS Advisor and/or its affiliates, when and to the extent engaged in providing us with investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to these services, are provided and paid for by OFS Advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including the allocable portion of compensation and overhead of personnel of OFS Services. See “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Key Financial Measures—Expenses” in our most recent Annual Report on Form 10-K and “Item 2—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Expenses” in our most recent Quarterly Report on Form 10-Q.
Duration and Termination
    Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by OFS Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. See “Item 1A—Risk Factors—Risks Related to our Business and Structure—We are dependent upon the OFSC senior professionals for our future success and upon their access to the investment professionals and partners of OFSC and its affiliates” in our most recent Annual Report on Form 10-K.
Administration Agreement
    Pursuant to the Administration Agreement, OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which includes maintenance of financial records necessary for the production of reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, general supervision of the payment of our expenses, and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services provides managerial assistance on our behalf to certain portfolio companies that accept our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, necessary software licenses and subscriptions, and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer and their respective staffs. The Administration Agreement may be renewed annually with the approval of our Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions, we pay the fees associated with such functions at cost without incremental profit to OFS Services.
Expenses recognized under the Administration Agreement with OFS Services for the years ended December 31, 2023, 2022, and 2021 are presented below:

	Year Ended December 31,
($ in thousands)	2023	2022	2021
Administration fees	$1,680	$1,742	$1,758
Indemnification
    The Investment Advisory Agreement and the Administration Agreement both provide that OFS Advisor, OFS Services and their affiliates’ respective officers, directors, members, managers, partners, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement or the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Investment Advisory Agreement or the Administration Agreement.
Board Approval of the Investment Advisory and Administrative Agreements
     Our Board, including our independent directors, approved the continuation of the Investment Advisory Agreement at a meeting held on April 3, 2024. In reaching a decision to approve the continuation of the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor;
•the fee structures of comparable externally managed BDCs that engage in similar investing activities;
•our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to OFS Advisor from its relationship with us and the profitability of that relationship, including through the Investment Advisory Agreement;
•information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; and
•the organizational capability and financial condition of OFS Advisor and its affiliates.
Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders.
Our board also reviewed services provided under the Administrative Agreement, and approved its continuation at the April 3, 2024 meeting.
License Agreement
    We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS”. Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
The information in the section entitled “Related-Party Transactions and Certain Relationships” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting) is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The information in the sections entitled “Election of Directors” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our most recent Definitive Proxy Statement on Schedule 14A (Annual Meeting) is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE
The NAV per share of our outstanding shares of our common stock is determined quarterly by dividing the value of total assets minus liabilities (i.e., total net assets) by the total number of shares of our common stock outstanding at the date as of which such determination is made.
The preparation of NAV per share is completed in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Accounting estimates significant to the financial statements include recurring fair value estimates. Actual results could differ significantly from those estimates.
Fair Value of Investments
Our investments are carried at fair value and determined in accordance with ASC Topic 820 and a documented valuation policy that is applied in a consistent manner. On September 7, 2022, pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”), our Board designated OFS Advisor as the valuation designee to perform fair value determinations relating to our investments, commencing with the quarter ended September 30, 2022, and our Board maintains oversight of OFS Advisor in its capacity as valuation designee, as prescribed in Rule 2a-5.
Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions that market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to fair values based on unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value are based upon the best information under the circumstances and may require management to exercise significant judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. We generally categorize the investment portfolio into Level 3, and to a lesser extent Level 2, of the hierarchy.
See “Item 1A. Risk Factors—Risks Related to our Business and Structure—A significant amount of our portfolio investments are recorded at fair value and OFS Advisor, our "valuation designee," determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments and the participation of OFS Advisor's professionals in our valuation process could result in a conflict of interest.” in our most recent Annual Report on Form 10-K.
Certain of our investments are exchanged in the non-public market among banks, CLOs and other institutional investors for loans to large U.S. corporations. We classify these loan investments as Level 2 when a sufficient number of market quotations or indicative prices from pricing services or broker/dealers (collectively, “Indicative Prices”) are available, and the depth of the market is sufficient, in management's judgment, to transact at those prices in amounts approximating our investment position at the measurement date. Investments for which sufficient Indicative Prices exist are generally valued consistent with such Indicative Prices.
In addition, each quarter, we assess whether an arm’s length transaction occurred in the same security, including our new investments during the quarter, the cost of which, may be considered a reasonable indication of fair value for a period of time, generally up to three months after the transaction date or until the initial payment date, in the case of new issue Structured Finance Securities.
Application of these valuation methodologies involves a significant degree of judgment by management. Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment had previously been recorded and incur a realized capital loss. Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Determinations in connection with offerings
In connection with future offering of shares of our common stock, our Board or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board or an authorized committee thereof will consider the following factors, among others, in making such determination:
•the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•the magnitude of the difference between: (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock; and (ii) the offering price of the shares of our common stock in the proposed offering.
Moreover, to the extent that there is even a remote possibility that we may issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made, our Board will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
On July 19, 2023, our common stockholders approved a proposal that allows us to issue common stock at a discount from our NAV per share, effective for a twelve month period expiring on July 19, 2024 (the “Below NAV Proposal”). The Company has agreed to comply with the conditions described below in connection with any financing undertaking pursuant to the Below NAV Proposal. See below for a discussion of the risks of dilution.
Conditions to Sales Below NAV
In order to sell shares of its common stock at a price below NAV per share pursuant to any authorization, the following conditions must be met:

1.a majority of the Company’s directors who are not “interested persons” (as defined in the 1940 Act) who have no financial interest in the sale have determined that such sale would be in the best interests of the Company and stockholders;
2.a majority of the Company’s directors who are not “interested persons” (as defined in the 1940 Act), in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and
3.the number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.
Shares issued below NAV pursuant to the Company’s dividend reinvestment plan will not count towards the foregoing 25% limitation because shares issued below NAV pursuant to the Company’s dividend reinvestment plan do not rely on the authority obtained pursuant to the Below NAV Proposal. The Company will also follow any SEC guidance with respect to the issuance of stock below NAV.
Impact on Existing Stockholders Who Do Not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price than we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The examples assume, hypothetically, that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

	Prior to	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$ —	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$ —	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	(0.20)%	9.91	(0.90)%	9.50	(5.00)%	8.00	(20.00)%
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%	—	(20.00)%
Impact on Existing Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e.,

1,250 shares, which is 0.5% of an offering of 250,000 shares) rather than its 1.0% proportionate share and (b) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

	Prior to	50% Participation		150% Participation
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$7.89		$7.89
Net Proceeds per Share to Issuer		$7.50		$7.50
Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$109,863	9.86%	$129,588	29.59%
Total Accretion (Dilution) to Stockholder A (Total NAV Less Total Investment)		($2,988)		$1,038
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)		$9.77		$9.42
Accretion (Dilution) per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.27)		$0.08
Percentage Accretion (Dilution) to Stockholder A (Accretion/Dilution per Share Divided by Investment per Share)			(2.72)%		0.80%
Impact on New Investors
Investors who are not currently stockholders and who participate in an offering of shares of our common stock below NAV, but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us, will experience an immediate decrease, although small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

	Prior to	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$ —	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$ —	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	0	500		1,000		2,500		2,500
Percentage Held by Stockholder A	0.00%	0.05%		0.09%		0.20%		0.20%
Total Asset Values
Total NAV Held by Stockholder A	$-	$4,990		$9,910		$23,750		$20,000
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	0	$5,000		$9,470		$19,725		$0.00
Total Accretion (Dilution) to Stockholder A (Total NAV Less Total Investment)	—	($10)		$440		$4,025		$20,000
Per Share Amounts
NAV per Share Held by Stockholder A	$-	$9.98		$9.91		$9.50		$8.00
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)		$10.00		$9.47		$7.89		$0.00
Accretion (Dilution) per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	($0.02)		$0.44		$1.61		$8.00
Percentage Accretion (Dilution) to Stockholder A (Accretion/Dilution per Share Divided by Investment per Share)	—		(0.20)%		4.65%		20.41%		N/A

DIVIDEND REINVESTMENT PLAN
    We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.
    No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
    Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
    We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
    There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
    Stockholders who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
    Participants may terminate their accounts under the plan by notifying the plan administrator via its website at https://equiniti.com/us/ast-access, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Equiniti Trust Company, LLC, Attn: Data Entry, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.
    If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.
    If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

For additional discussion regarding the tax implications of participation in the dividend reinvestment plan, see “Certain U.S. Federal Income Tax Considerations” in this Prospectus. Additional information about the dividend reinvestment plan may be obtained by contacting Equiniti Shareholder Services Call Center toll free at (800) 937-5449.

DESCRIPTION OF OUR CAPITAL STOCK
    The following description is based on relevant portions of the Delaware General Corporation Law (“DGCL”) and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.
General
    OFS Capital, LLC was formed as a Delaware limited liability company and converted to a corporation on November 7, 2012. Under the terms of our certificate of incorporation, our authorized stock consists of 100,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. Our common stock is listed on The Nasdaq Global Select Market under the symbol “OFS.” The table below sets forth our capital stock as of May 20, 2024:

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.01 par value per share	100,000,000	—	13,398,078
Preferred Stock, $0.01 par value per share	2,000,000	—	—
Common Stock
    All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.
Preferred Stock
    Our certificate of incorporation authorizes the Board to approve the issuance of shares of preferred stock in one or more classes or series. Prior to issuance of shares of each class or series of preferred stock, the Board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that: (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock); and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
    The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability: (a) for any breach of the director’s duty of loyalty to the registrant or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock; or (d) for any transaction from which the director derives an improper personal benefit.
    Our bylaws provide for the indemnification of any person to the full extent permitted by law as currently in effect or as may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing. Nothing in our certificate of incorporation, as amended, modifying, restricting, or eliminating the duties or liabilities of directors shall apply to or in any way limit the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.
Delaware Anti-Takeover Law
    The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.
Classified Board of Directors
    Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies
    Our certificate of incorporation provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may, at any time, increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under our certificate of incorporation and bylaws, any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.
    Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
    Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only: (a) by or at the direction of the Board; (b) pursuant to our notice of meeting; or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board, and provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
    The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Action by Stockholders
    Under the DGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the certificate of incorporation provides for stockholder action by less than unanimous written consent (which our certificate of incorporation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposed until the next annual meeting.
Stockholder Meetings
    Our certificate of incorporation and bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the vice chairman of the board, the president, the Board or stockholders who own of record a majority of the outstanding shares of each class of stock entitled to vote at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.
Conflict with 1940 Act
    Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
    In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
    The 1940 Act requires that: (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock); and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.
    For any series of preferred stock that we may issue, our Board will determine the powers, preferences, rights, qualifications and restrictions thereof, including without limitation the following:
•the designation and number of shares of such series;
•the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•the voting powers, if any, of the holders of shares of such series;
•any provisions relating to the redemption of the shares of such series;
•any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
    All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of distributions to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
    The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the subscription rights being offered.
    We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
    A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title and aggregate number of such subscription rights;
•the exercise price for such subscription rights (or method of calculation thereof);
•the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•the number of such subscription rights issued to each stockholder;
•the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•any termination right we may have in connection with such subscription rights offering;
•the terms of any rights to redeem, or call such subscription rights;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the subscription rights;
•the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
    Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

    Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
    The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the warrants being offered.
    We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
    A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•the title and aggregate number of such warrants;
•the price or prices at which such warrants will be issued;
•the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•whether such warrants will be issued in registered form or bearer form;
•if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•the terms of any rights to redeem, or call such warrants;
•information with respect to book-entry procedures, if any;
•the terms of the securities issuable upon exercise of the warrants;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
    We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
    Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.
    Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.
    Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
    Under the 1940 Act, we may generally only offer warrants provided that: (a) the warrants expire by their terms within ten years; (b) the exercise or conversion price is not less than the current market value at the date of issuance; (c) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its stockholders; and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
    We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, we urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the series of debt securities being offered, as well as the complete indentures that contain the terms of the debt securities.
    As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank Trust Company, National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
    Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” in this Prospectus for information on how to obtain a copy of the indenture.
    A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:
•the designation or title of the series of debt securities;
•the total principal amount of the series of debt securities;
•the percentage of the principal amount at which the series of debt securities will be offered;
•the date or dates on which principal will be payable;
•the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•the terms for redemption, extension or early repayment, if any;
•the currencies in which the series of debt securities are issued and payable;
•whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•the denominations in which the offered debt securities will be issued;
•the provision for any sinking fund;
•any restrictive covenants;
•any Events of Default (as defined below);
•whether the series of debt securities are issuable in certificated form;
•any provisions for defeasance or covenant defeasance;
•if applicable, U.S. federal income tax considerations relating to original issue discount;
•whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•whether the debt securities are subject to subordination and the terms of such subordination;
•the listing, if any, on a securities exchange; and
•any other terms.
    The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
    We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance. See “Item 1. Business—Regulation” in our most recent Annual Report on Form 10-K for additional information. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Item 1A.—Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage” in our most recent Annual Report on Form 10-K.
General
    The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
    For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
    The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” in this Prospectus. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
    We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
    We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
    We expect that we will usually issue debt securities in book entry only form represented by global securities.
Conversion and Exchange
    If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form
    We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
    We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
    Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
    As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
    In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
    For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
    Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
    For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
    When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
    If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•how it handles securities payments and notices;
•whether it imposes fees or charges;
•how it would handle a request for the holders’ consent, if ever required;
•whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
    As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
    Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
    A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
    As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
    If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;
•an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.
Termination of a Global Security
    If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.
    The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
    We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
    We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
    We will make payments on a certificated debt security as follows:
•We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date.
•We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
    Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed
    If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
    Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
    You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
    The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):
•we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
    An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
    If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
    The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
    Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
    However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
    Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•the payment of principal, any premium or interest; or
•in respect of a covenant that cannot be modified or amended without the consent of each holder.
    Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
    Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Merger or Consolidation
    Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:
•where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either: (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities; or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;
•we must deliver certain certificates and documents to the trustee; and
•we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
    There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Approval
    First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:
•change the stated maturity of the principal of or interest on a debt security;
•reduce any amounts due on a debt security;
•reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•adversely affect any right of repayment at the holder’s option;
•change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•impair your right to sue for payment;
•adversely affect any right to convert or exchange a debt security in accordance with its terms;
•modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
    The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
    Any other change to the indenture and the debt securities would require the following approval:
•if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.
    The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”
Further Details Concerning Voting
    When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
    Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
    We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
    Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
    The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance

    Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
    If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
    If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
    If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
    Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
    Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

    Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
    If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
    If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
Resignation of Trustee
    Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions - Subordination
    Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.
    In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.
    By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
    Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:
•our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•renewals, extensions, modifications and refinancings of any of this indebtedness.
    If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

The Trustee under the Indenture
    U.S. Bank Trust Company, National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
    Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION
The information in “Item 1. Business—Regulation” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
    The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership, and disposition of our common stock, but does not purport to be a complete description of the U.S. federal income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid U.S. federal income tax. This summary is limited to beneficial owners of our common stock that will hold such stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
    This summary does not discuss the consequences of an investment in our subscription rights, debt securities, or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:
•A citizen or individual resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;
•A corporation or other entity taxable as a corporation, created or organized in or under the laws of the United States or any political subdivision thereof or the District of Columbia;
•A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for U.S. federal income tax purposes; or
•An estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.
    If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership should consult its own tax advisors with respect to the tax considerations to its partners of the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
    We have elected, and intend to qualify annually, to be taxed as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to U.S. federal income tax on any income that we timely distribute to our stockholders as dividends. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements, as described below. In addition, to receive RIC tax treatment, we must meet the Annual Distribution Requirement. The excess of net long-term capital gains over net short-term capital losses, if any (“Net Capital Gains”), are not a component of the Annual Distribution Requirement, but impacts taxable income if not distributed as discussed below.

Taxation as a RIC
If we:
•maintain our qualification as a RIC; and
•satisfy the Annual Distribution Requirement;
then we will not be subject to U.S. federal income tax on the portion of our ICTI or Net Capital Gains we distribute (or that we are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax imposed at corporate rates on any ICTI or Net Capital Gain not distributed (or deemed distributed) to our stockholders.
    We are also subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of: (1) 98% of our net ordinary income for each calendar year; (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year); and (3) any income and net capital gains that we recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts. For the years ended December 31, 2023, 2022 and 2021, we accrued U.S. federal excise taxes of $0, $0.1 million and $0, respectively.
In order to maintain our qualification as a RIC for U.S. federal income tax purposes, we must, among other things:
•continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•derive in each taxable year at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as such term is defined in the Code (the “90% Income Test”); and
•diversify our holdings so that at the end of each quarter of the taxable year:
•at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our assets and 10% of the outstanding voting securities of such issuer; and
•no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. Government securities or securities of other RICs, of one issuer (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).
    We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income taxes, franchise taxes, or withholding liabilities.
    We may be required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued with OID and debt instruments with PIK interest, and we must include in ICTI each year the portion of the OID and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of whether the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.
    Some of the income and fees that we recognize would result in ICTI that would not be “qualifying income” for the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we recognize such income and fees directly or indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations are required to pay U.S. federal income tax imposed at corporate rates on their earnings, which ultimately reduces our return on such income and fees.
    We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
    Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment; (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash; (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (7) adversely alter the characterization of certain complex financial transactions; and (8) produce income that will not be considered “qualifying income” for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.
Some of our investments in Structured Finance Securities may be “passive foreign investment company” (“PFIC”) investments, which can subject us to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such investments. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our stockholders. Additional charges in the nature of interest generally would also be imposed on us for the deemed delay in our reporting of such excess distribution and the earning of such income by the underlying PFIC. We have elected, and expect to continue to elect, to treat our investments in PFICs as “qualified electing funds” under the Code (a “QEF”), and in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. In lieu of a QEF election, we may in the future elect to mark-to-market at the end of each taxable year our investment in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such investment, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC investments during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.
    A RIC is limited in its ability to deduct expenses in excess of its ICTI. If our expenses in a given year exceed gross taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset ICTI, not Net Capital Gains. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
    Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
    Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders.
The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders
    Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our ICTI will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income,” or Qualifying Dividends, eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be Qualifying Dividends. Distributions of our Net Capital Gains, properly reported by us as “capital gain dividends”, will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her, or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
    We may decide to retain some or all of our Net Capital Gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations, or refunded to the extent it exceeds the stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our ICTI as a “deemed distribution.”
    In accordance with certain applicable Treasury regulations and published guidance by the IRS, a publicly offered RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of: (a) the portion of the distribution such shareholder has elected to receive in cash; or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
    For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, may be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
    If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her, or its investment.
    A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her, or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.
    The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at a 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
    We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
    We may be required to withhold U.S. federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
    We have adopted a dividend reinvestment plan through which dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.
Taxation of Non-U.S. Stockholders
    Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.
    Distributions of our ICTI to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with the applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
    However, no withholding is required with respect to certain distributions if: (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders; (ii) the distributions are derived from sources specified in the Code for such dividends; and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.
    Actual or deemed distributions of our Net Capital Gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, generally will not be subject to U.S. withholding tax and generally will not be subject to U.S. federal income tax unless: (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.
    If we distribute our Net Capital Gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
We must generally report to our Non-U.S. stockholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. stockholder’s conduct of a U.S. trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. stockholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. stockholder, provided the Non-U.S. stockholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. stockholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners), or (ii) reside in a jurisdiction that has entered into intergovernmental agreements (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% U.S. owner that is a specified U.S. person. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.
    Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
    If we are unable to maintain our qualification as a RIC, we will be subject to U.S. federal income tax on all of our ICTI and Net Capital Gains imposed at corporate rates; we would not receive a dividend deduction for any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the

Code, corporate distributions would be eligible for the dividends-received deduction; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.
To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we may be subject to U.S. federal income tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION
    We may offer, from time to time, in one or more offerings or series, up to $200.0 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly or through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
    The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except: (1) in connection with a rights offering to our existing stockholders; (2) with the consent of the majority of our voting securities; or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
    In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
    Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
    Any underwriters that are qualified market makers on The Nasdaq Global Select Market may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

    We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
    Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
    Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
    If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
    We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
    In order to comply with the securities laws of certain states, if applicable, securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
    Our securities are held by U.S. Bank Trust Company, National Association pursuant to a custody agreement. The principal business address of U.S. Bank Trust Company, National Association is One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. Equiniti Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of Equiniti Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.
BROKERAGE ALLOCATION AND OTHER PRACTICES
    Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board, OFS Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While OFS Advisor generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided to OFS Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2023, 2022 and 2021, we did not pay any brokerage commissions.
LEGAL MATTERS
    Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP (“KPMG”), located at 200 E. Randolph St., Suite 5500, Chicago, IL, 60601, is our independent registered accounting firm.
    The audited consolidated financial statements of the Company appearing in our Annual Report on Form 10-K for the year ended December 31, 2023 and incorporated in this prospectus by reference have been audited by and reported upon by KPMG. Such consolidated financial statements are incorporated by reference in reliance on the report of KPMG given on their authority as experts in accounting and auditing. The senior securities table of the Company, incorporated in this prospectus by reference, has been so included in reliance upon the report of KPMG as stated in their report incorporated by reference into the registration statement of which this prospectus is part.
INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below, and any reports and other documents we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering of the securities covered by this prospectus, including all such documents we may file with the SEC after the date of this registration statement and prior to its effectiveness, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC, which is not deemed filed is not and will not be incorporated by reference:
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 5, 2024;
•our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 3, 2024;
•    our Definitive Proxy Statement on Schedule 14A (Annual Meeting), filed with the SEC on April 24, 2024;
•    our Definitive Proxy Statement on Schedule 14A (Special Meeting), filed with the SEC on April 24, 2024;
•    our Current Reports on Form 8-K, filed with the SEC on March 4, 2024 and May 2, 2024; and
•    the description of our Common Stock referenced in our Registration Statement on Form 8-A, filed with the SEC on November 7, 2012, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.
 To obtain copies of these filings, see “Available Information” in this Prospectus.
AVAILABLE INFORMATION
    We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.
    We will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.ofscapital.com and make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. We make our website content available for informational purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference into this Prospectus. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov . Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

OFS CAPITAL
CORPORATION

$200,000,000

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

PROSPECTUS
        , 2024

PART C - OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
1. Financial Statements
The consolidated financial statements for the years ended December 31, 2023, 2022 and 2021 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”
2. Exhibits

(a)(1)
Certificate of Incorporation of OFS Capital Corporation (incorporated by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(a)(2)	Certificate of Correction to Certificate of Incorporation of OFS Capital Corporation (incorporated by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-K filed on March 26, 2013).
(b)
Bylaws of OFS Capital Corporation (incorporated by reference to Exhibit (b)(2) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(c)	Not applicable
(d)(1)
Form of Stock Certificate of OFS Capital Corporation (incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(d)(2)	Form of Base Indenture (incorporated by reference to Exhibit (d)(1) to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on November 19, 2014).
(d)(3)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit (d)(3) to the Company’s Registration Statement on Form N-2 (File No. 333-278170) filed on March 22, 2024).
(d)(4)
Form of Subscription Agent Agreement (incorporated by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on December 16, 2014).

(d)(5)
Form of Subscription Certificate (incorporated by reference to Exhibit (d)(5) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on December 16, 2014).

(d)(6)
Form of Certificate of Designation (incorporated by reference to Exhibit (d)(6) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-200376) filed on December 16, 2014).

(d)(7)
Fifth Supplemental Indenture dated as of February 10, 2021 between OFS Capital Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 10, 2021).

(d)(8)	Form of 4.75% Note due 2026 (incorporated by reference to Exhibit 4.1, and Exhibit A therein, to the Company’s Current Report on Form 8-K filed on February 10, 2021).
(d)(9)
Sixth Supplemental Indenture dated as of October 28, 2021 between OFS Capital Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2021).

(d)(10)	Form of 4.95% Note due 2028 (incorporated by reference to Exhibit 4.1, and Exhibit A therein, to the Company’s Current Report on Form 8-K filed on October 28, 2021).
(e)
Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit (e) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(f)	Not applicable
(g)
Investment Advisory and Management Agreement between OFS Capital Corporation and OFS Capital Management, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 7, 2014).

(h)(1)
Underwriting Agreement dated October 21, 2021 by and among OFS Capital Corporation, OFS Capital Management, LLC, OFS Capital Services, LLC and the Underwriters named therein (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on October 27, 2021).

(i)	Not applicable
(j)	Custody Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K filed on March 4, 2022).
(k)(1)
Administration Agreement between OFS Capital Corporation and OFS Capital Services, LLC (incorporated by reference to Exhibit (k)(1) to the Company’s Registration Statement on Form N-2 (File No. 333-278170) filed on March 22, 2024).

(k)(2)
License Agreement between the OFS Capital Corporation and Orchard First Source Asset Management, LLC (incorporated by reference to Exhibit (k)(1) to the Company’s Registration Statement on Form N-2 (File No. 333-278170) filed on March 22, 2024).

(k)(3)
Form of Indemnification Agreement between OFS Capital Corporation and each of its directors and executive officers (incorporated by reference to Exhibit (k)(10) to Pre-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2 (File No. 333-166363) filed on March 18, 2011).

(k)(4)
Registration Rights Agreement between OFS Capital Corporation and Orchard First Source Asset Management, LLC (incorporated by reference to Exhibit (k)(4) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-278170) filed on May 17, 2024).

(k)(5)
Assignment and Assumption Agreement by and among Orchard First Source Asset Management, LLC, Orchard First Source Asset Management Holdings, LLC and OFS Capital Corporation, dated January 10, 2023 (incorporated by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K filed on March 3, 2023).

(k)(6)	Promissory Note between OFS Capital Corporation and Banc of California dated November 5, 2015 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed on November 6, 2015).
(k)(7)
Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated March 7, 2018 (incorporated by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed on March 12 2018).

(k)(8)
Change in terms to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated March 7, 2018 (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed on March 12 2018).

(k)(9)
Business Loan Agreement between OFS Capital Corporation and Banc of California, dated April 10, 2019 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 15, 2019).

(k)(10)
Change in terms to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated April 10, 2019 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 15, 2019).

(k)(11)
Commercial Guaranty Agreement among OFS Capital Corporation, OFSCC-MB, Inc., and Banc of California dated April 10, 2019 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 15, 2019).

(k)(12)
Amendment One to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated June 26, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 2, 2020).

(k)(13)
Amendment Two to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated July 29, 2020 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on July 31, 2020).

(k)(14)
Amendment Three to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated October 7, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 9, 2020).

(k)(15)
Amendment Four to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated February 17, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 19, 2021).

(k)(16)
Change in Terms to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated February 17, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 19, 2021).

(k)(17)
Change in Terms to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated November 15, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 18, 2021).

(k)(18)
Amendment Five to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated April 22, 2022 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 25, 2022).

(k)(19)
Change in Terms to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated April 22, 2022 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 25, 2022).

(k)(20)
Amendment Six to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated December 15, 2022 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 15, 2022).

(k)(21)
Amendment Seven to the Business Loan Agreement between OFS Capital Corporation and Banc of California dated December 15, 2023 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 15, 2023).

(k)(22)
Revolving Credit and Security Agreement by and among OFSCC-FS, LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, OFSCC-FS Holdings LLC, as equityholder, OFS Capital Corporation, as servicer, Virtus Group, LP, as collateral administrator, and Citibank, N.A., as collateral agent, dated June 20, 2019 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 24, 2019).

(k)(23)
First Amendment to the Revolving Credit and Security Agreement by and among OFSCC-FS, LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, OFSCC-FS Holdings LLC, as equityholder, OFS Capital Corporation, as servicer, and Virtus Group, LP, as collateral administrator, dated June 24, 2022 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2022).

(k)(24)
Second Amendment to the Revolving Credit and Security Agreement by and among OFSCC-FS, LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, OFSCC-FS Holdings LLC, as equityholder, OFS Capital Corporation, as servicer, and Virtus Group, LP, as collateral administrator, dated February 2, 2023 (incorporated by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-K filed on March 3, 2023).

(k)(25)
Securities Account Control Agreement by and among OFSCC-FS, LLC, as pledgor, BNP Paribas, as administrative agent, and Citibank, N.A., as secured party and securities intermediary, dated June 20, 2019 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 24, 2019).

(k)(26)
Custodian and Loan Administration Agreement by and among OFSCC-FS, LLC, Citibank, N.A., as custodian, and Virtus Group, LP, as collateral administrator, dated June 20, 2019 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on June 24, 2019).

(k)(27)
Loan Sale and Contribution Agreement by and between OFSCC-FS, LLC, as the buyer, and OFSCC-FS Holdings, LLC, as the seller, dated June 20, 2019 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on June 24, 2019).

(k)(28)
Letter Agreement from OFS Capital Management, LLC to OFS Capital Corporation, dated January 8, 2024 (incorporated by reference to Exhibit (k)(28) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-278170) filed on May 17, 2024).

(l)(1)
Opinion and Consent of Eversheds Sutherland (US) LLP (incorporated by reference to Exhibit (l)(1) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-278170) filed on May 17, 2024).

(m)	Not applicable
(n)(1)	Consent of KPMG LLP(1)
(n)(2)	Power of Attorney (incorporated by reference to Exhibit (n)(2) to the Company’s Registration Statement on Form N-2 (File No. 333-278170) filed on March 22, 2024).
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Restated Code of Ethics of OFS Capital Corporation and OFS Advisor (incorporated by reference to Exhibit 14.1 to the Company Quarterly Report on Form 10-Q filed on November 2, 2023).
(s)	Calculation of Filing Fees Table (incorporated by reference to Exhibit (s) to the Company’s Registration Statement on Form N-2 (File No. 333-278170) filed on March 22, 2024).
    (1)     Filed herewith.

ITEM 26. MARKETING ARRANGEMENTS
    The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$29,520	*
FINRA filing fee	30,500	*
Nasdaq Global Select Market listing fee	25,000
Printing and postage	25,000
Legal fees and expenses	75,000
Accounting fees and expenses	50,000
Miscellaneous expenses	14,980
Total	$250,000
Note: All listed amounts are estimates, except for the SEC registration fee and FINRA filing fee.
*    This amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
    The following entities are wholly owned operating subsidiaries of the Company:
•OFS SBIC I GP, LLC, a Delaware limited liability company.
•OFS SBIC I, LP, a Delaware limited partnership.
•OFSCC-CGA, LLC, a Delaware limited liability company.
•OFSCC-FS Holdings, LLC, a Delaware limited liability company.
•OFSCC-FS, LLC, a Delaware limited liability company.
•OFSCC-MB, Inc., a Delaware corporation.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
    The following table sets forth the number of record holders of the Registrant’s common stock at May 20, 2024.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	3
4.75% Notes due 2026	1
4.95% Notes due 2028	1
ITEM 30. INDEMNIFICATION
    The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.
    As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.
    The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.
    Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.
    Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
    Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
    The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Advisor and its affiliates and their respective directors, officers, employees, members, managers, partners or stockholders are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of OFS Advisor’s services under the investment management agreement or otherwise as an investment adviser of the Registrant.
    The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, OFS Services and its affiliates and their respective directors, officers, employees, members, managers, partners or stockholders are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of OFS Services’s services under the Administration Agreement or otherwise as administrator for the Registrant.
    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.
    The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    A description of any other business, profession, vocation or employment of a substantial nature in which OFS Advisor, and each managing director, director or executive officer of OFS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the OFS Advisor and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-71366), and is incorporated herein by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
1.OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606;
2.the transfer agent, Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
3.the custodian, U.S. Bank Trust Company, National Association, One Federal Street, 3rd Floor, Boston, MA 02110; and
4.OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606.
ITEM 33. MANAGEMENT SERVICES
    Not applicable.
ITEM 34. UNDERTAKINGS
(1)    Not applicable.
(2)    Not applicable.
(3)    The Registrant hereby undertakes:
a.    To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)    to include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)    to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs (a)(i), (ii) and (iii) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), that is part of the registration statement;
b.     that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.     to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.     that, for the purpose of determining liability under the Securities Act to any purchaser:
(i) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(ii) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
e.     that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(i)     any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(ii)    any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(iii)     the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iv)     any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(4)    Not Applicable.
(5)    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)    Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.
(7)    The undersigned Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 24th day of May 2024.
                        OFS CAPITAL CORPORATION
                        By:    /s/ Bilal Rashid
                            Name: Bilal Rashid
                            Title:  Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates set forth below.

Signature	Title	Date
/s/ Bilal Rashid Bilal Rashid	Director and Chief Executive Officer (Principal Executive Officer)	May 24, 2024

* Romita Shetty	Director	May 24, 2024

* Ashwin Ranganathan	Director	May 24, 2024

* Elaine E. Healy	Director	May 24, 2024

/s/ Jeffrey A. Cerny Jeffrey A. Cerny	Director and Chief Financial Officer (Principal Financial Officer)	May 24, 2024

/s/ Kyle Spina Kyle Spina	Chief Accounting Officer (Principal Accounting Officer)	May 24, 2024
*Signed by Bilal Rashid pursuant to a power of attorney signed by each individual and previously filed with this Registration Statement on March 22, 2024.